EXHIBIT 10.1

LICENSE AGREEMENT

License Agreement made effective this 14th day of October, 2009 (the "Effective Date") by and between Global Resource Corporation as Licensor (hereinafter called "Licensor"), a Nevada corporation having a principal place of business at 1000 Atrium Way, Suite 100, Mount Laurel, New Jersey 08054 and Universal Alternative Fuels, Inc., as Licensee (hereinafter called "Licensee"), a Nevada corporation having a principal place of business at 1400 Old Country Road, Suite 206, Westbury, NY 11590.

WHEREAS, Licensor has developed certain microwave technology for the recovery of commercially usable energy or energy-producing materials, such as oil and gas, together with by-products which may have commercial value, and Licensor has filed certain patent applications for the protection of such technology, which patent applications are pending;

WHEREAS, Licensor continues, and has continued, directly, and indirectly through contractors (e.g., Ingersoll Production Systems), to perform research and development and has improved upon, added to, and enlarged its technology beyond the content of the patents pending, and intends to continue to do so;

WHEREAS, Licensee desires to establish a business of (a) selling machines embodying the microwave technology of Licensor as applied to oil shale and coal to recover commercially usable energy, energy-producing materials and by-products from such sources and (b) using such machines itself for the recovery of energy, energy-producing materials and by-products from oil shale and/or coal and (c) sub-licensing the use of the Technology, the pending Continuation Application and the process hereinafter described within the Licensed Field of Use;

WHEREAS, Licensor has filed a continuation application with the U.S. Patent and Trademark Office ("PTO") for the microwave processing of (i) oil shale and (ii) coal, a true and complete copy of which is attached as Schedule A to this License Agreement (the "Continuation Application");

WHEREAS, Licensee desires to secure an exclusive, royalty-free world-wide license for the application of the Licensor's Technology (now or hereafter acquired) and the patents pending to the recovery of energy, energy-producing materials and by-products from oil shale and/or coal, for the foregoing business purposes;

WHEREAS, Licensor is agreeable to licensing Licensee, on an exclusive and royalty-free basis, world-wide, for the use of the Technology solely in the Licensed Field of Use and the patents pending for the recovery of energy, energy-producing materials and by-products from oil shale and/or coal, for the foregoing business purposes of Licensee;

WHEREAS, Licensee acknowledges that Licensor has entered into a JDA with Schlurnberger for the development of the technology as applied to heavy oils, and Licensor and Licensee agree that this License Agreement does not include any application covered by the subject matter of the JDA with Schlumberger; and Licensee also acknowledges its awareness of a Marketing and Licensing Agreement (the "C6 Agreement") entered into by Licensor with C6 Energy Pty. Ltd ("C6") which is the subject of a termination notice by Licensor;

WHEREAS, the parties have negotiated and have reached certain understandings, and desire a document to evidence and formalize such understandings;

WHEREAS, in connection and simultaneous with the execution of this License Agreement, the Licensor has executed a Security Agreement (the "Security Agreement") granting the Licensee security interests in the Continuation Application and the Existing Prototype Machine currently located at the Ingersoll plant in Rockford, Illinois (together, the "Security interests");

NOW, THEREFORE, intending to be legally bound and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties have agreed, and do hereby agree, as follows:

ARTICLE I - DEFINITIONS

For the purpose of this License Agreement, and solely for that purpose, the terms set forth hereinafter shall be defined as follows:

(a) "Cost to Manufacture" shall mean all direct costs the Licensor incurs in connection with the manufacture of any machine, such as (i) raw materials, parts and sub-assemblies, (ii) direct, manufacturing labor, (iii) utilities, and (iv) reasonable depreciation of directly-used tools, machines, and the manufacturing facility but there shall be specifically excluded from this calculation of cost all of the following: any research and development expenses of Licensor and or its contractor(s) (e.g., Ingersoll Production Systems); the general and administrative overhead (G&A) of Licensor and/or its contractor(s), salaries and employee benefits of Licensor's and its contractor(s)' employees other than of those engaged directly in the manufacturing process; and any and all other non-manufacturing costs and expenses of Licensor and/its contractor(s).

(b) "Existing Prototype Machine" shall mean that certain existing prototype machine of the Licensor at the date hereof located in Rockford, Illinois known as the "PPS-TR Microwave Prototype Processor", as more specifically described in Schedule B attached hereto and made a part hereof.

(c) "Licensed Field of Use" shall mean microwave energy applications relating to the recovery from (i) oil shale and (ii) coal to recover commercially usable energy, energy-producing materials and by-products from such sources, whether by its own use of machines embodying the Technology, the sale of machines embodying the Technology or the sub-licensing of the Technology in the Licensed Field of Use.

(d) "Licensed Process" shall mean a method or process in the Licensed Field of Use either covered by the Patent Rights or by the Technology (now or hereafter acquired).

(e) "Licensed Product(s)" shall mean a product in the Licensed Field of Use that is covered by the Continuation Application, Patent Rights and/or Technology.

(f) "Licensed Territory" shall mean all countries of the world.

(g) "Parties" shall mean Licensor and Licensee, and "Party" shall mean Licensor or Licensee as the text may dictate.

(h) "Patent Rights" shall mean the patents and/or patent applications identified in the Continuation Application, together with any divisional, continuation, or continuation-in-part applications based thereon, any patents resulting from any of said applications and any reissues or extensions that may be based on any of said patents, and shall also include all improvements, modifications, enlargements and extensions made to any of the Patent Rights during the term of this License Agreement. For the avoidance of doubt, the Patent Rights relating to the License shall be limited to the Licensed Field of Use.

(i) The phrase "covered by the Patent Rights" and equivalent language as used herein shall mean covered by a valid claim of an issued, unexpired patent within the Patent Rights or by a claim being presented in a pending patent application within the Patent Rights. Any claim being presented in a pending patent application shall be deemed to be the equivalent of a valid claim of an issued, unexpired patent for purposes of the grant of the License.

(j)  "Seller" shall mean one who sells.

(k) "Sublicensee" shall mean a sublicensee pursuant to Article IV (a) hereof;

(l) "Technology" shall mean the microwave technology of Licensor as applied to oil shale and/or coal only and shall include for this purpose not only the content of the Patent Rights and the content of any future patents issued or applied for in the Licensed Field of Use, but all improvements, modifications, enlargements and extensions thereto, now or hereafter existing, whether or not Licensor seeks additional patent protection thereon, together with all software programs used to design, install and operate the machines, all proprietary data and trade secrets, all know-how, inventions and discoveries (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology, technical data, supplier lists and customer lists and all documentation relating to any of the foregoing; databases, data collections and content and all rights therein, throughout the world (collectively "Data Collections"); all computer software, including all source code, object code, firmware, development tools, files, records data, and documentation (including design documents, flowcharts and specifications therefor), and all media on which any of the foregoing is recorded (collectively "Software");

(m) "Trademarks" shall mean all trademarks, trade names, service marks, corporate names brand names, trade dress, designs and logos and other source indicators, and all registrations and applications for registration thereof and all other rights corresponding thereto throughout the world, together with the goodwill of any business symbolized thereby of the Licensor that relate to the Patent Rights in the Licensed Field of Use; and

(n) "Used" (or "Use") shall mean use of the Patent Rights or the Technology within the Licensed Field of Use in return for any form of consideration having monetary value including for this purpose equity ownership or investment in any entity regardless of the form of ownership or investment.

ARTICLE II -  LICENSE

(a) (i) Licensor hereby grants and agrees to grant to Licensee and Licensee hereby accepts and agrees to accept from Licensor, upon the terms and conditions herein specified, an exclusive, world-wide, royalty-free license, with right to sublicense, in the Licensed Field of Use under the Patent Rights and the Technology (i) to practice the Licensed Process as a service to others or for the Licensee itself, (ii) to make, to have made, to use in the practice of the Licensed Process and to sell, offer to sell, lease, distribute, export and import Licensed Products in the country or countries in which the Patent Rights are or shall be in effect and in each such country's territories and possessions, and (iii) to use the Licensor's Trademarks associated therewith, to the full end of the term or terms for which the Patent Rights and the Technology are or shall be issued, unless the license or this License Agreement shall be sooner terminated as hereinafter provided.

(a) (ii) Licensor agrees to indemnify and hold harmless Licensee and each of its respective members, managers, officers, directors, agents, employees and affiliates (a "Licensee Party") from and against any and all losses, claims, damages or liabilities, including penalties on reserves, to which it may become subject that result from any claim asserted by any other party licensed by or contracting with Licensor against Licensee Party arising out of, related to or in connection with any Licensor contract regardless of how such claim is denominated or described, and including all suits, actions, proceedings, demands, assessments, judgments, costs, reasonable attorneys' fees and expenses incident to any of the foregoing matters, including those reasonable costs, charges and expenses (including any expenses resulting from any investigation or inquiry) with respect to the participation of any Licensee Party in defense thereof, whether or not the Licensee Party is named as a party.

(b) The foregoing grant and acceptance of the License is specifically made subject to an option on the part of the Licensor to repurchase the License and retain the Existing Prototype Machine upon certain terms and conditions as follows:

(i) Contemporaneously with the execution of this License Agreement, Licensee has given Licensor a Purchase Order for an initial machine (Licensed Product) embodying the technology adapted for use with oil shale (referred to in this License Agreement as the "initial machine" as differentiated from the Existing Prototype Machine, as defined), Licensee shall have a "wait and see" period of hundred eighty (180) days from the date of this License Agreement) to terminate that purchase order for the initial machine; but such right is dependent upon Licensor's failure, within one hundred fifty (150) days from the date of this License Agreement, to raise at least Three Million Four Hundred Thousand Dollars ($3,400,000) in additional equity capital (which for this purpose shall include debt, if convertible into common stock of the Licensor). If Licensor fails to achieve such financing, Licensee shall have the right (but not the obligation) to terminate the Purchase Order. In the event that Licensee so elects, then Licensor shall have a period of ten (10) days in which to determine whether it wishes to repurchase this License and retain the Existing Prototype Machine in Rockford, Illinois. The repurchase and retention price shall be $1,700,000, including return of the Seven Hundred Fifty Thousand Dollars ($750,000) paid as license fee hereunder and reimbursement to Licensee of the $843,000 in costs incurred in connection with this License Agreement. If Licensor elects to repurchase and retain, it shall pay the sum of $1,700,000 within twenty (20) further days. If the repurchase/retention is not timely accomplished by Licensor, its option to repurchase/retain shall be null and void and of no further effect.

(ii) During the one hundred eight (180) day "wait and see" period, Licensor and Licensee shall cooperate in performing the necessary tests, analyses, experiments, and research to determine the efficacy and efficicney of the Technology to (i) oil shale and (ii) coal. If Licensee determines within its sole discretion and whether or not reasonably, that such Technology is not sufficiently viable, efficacious or efficient within the Licensed Field of Use, then Licensee shall have the right (but not the obligation), to terminate the Purchase Order. In the event that Licensee so elects, then Licensor shall have a period of ten (10) days in which to determine whether it wishes to repurchase this License and retain the Existing Prototype Machine in Rockford. The repurchase price shall be $1,700,000, including return of the Seven Hundred Fifty Thousand Dollars ($750,000) paid as license fee hereunder and reimbursement to Licensee of the $843,000 in costs incurred in connection with this License Agreement. If Licensor elects to repurchase and retain, it shall pay the sum of $1,700,000 within twenty (20) further days. If the repurchase/retention is not timely accomplished by Licensor, its option to repurchase/retain shall be null and void and of no further effect.

(c) In the event that Licensee exercises its option to terminate the purchase order and Licensor either (i) does not elect to repurchase this License Agreement and retain the Existing Prototype Machine in Rockford, Illinois or (ii) elects to repurchase and retain but fails to timely pay the $1,700,000, then in such case Licensee shall retain the exclusive license for which it has paid, shall have the right to foreclose its security interest in and to the Patent Rights and the Existing Prototype Machine, pursuant to the contemporaneously granted Security Agreement, and shall have the right to take immediate and exclusive possession and ownership of the Existing Prototype Machine.

(d) In the event that Licensee exercises its option to terminate the purchase order and Licensor elects to repurchase this License Agreement and retain the Existing Prototype Machine and timely pays the $1,700,000, then this License Agreement shall terminate and (i) Licensee shall have no further rights hereunder and (ii) Licensor's twenty percent (20%) equity interest in Licensee shall terminate and be rescinded ab initio, and (iii) all Security Interests on the Technology and Existing Prototype Machine shall terminate and be released.

ARTICLE III - EXCLUSIVITY

(a) Subject to the provisions of Articles IV and XIII hereof, the license herein granted under the Patent Rights shall be exclusive to Licensee worldwide for a period of time extending until the first to occur of either: (i) termination of this License Agreement; or (ii) the expiration or lapsing of the last patent to expire within the Patent Rights in the respective countries in which applications for the Patent Rights have been filed.

(b) The Licensor shall manufacture all machines to be sold to Licensee or Sublicensees under this License Agreement; provided, however, that in the event the Licensor is unable to manufacture any machine for any order hereunder within the time period allotted for any specific contract of purchase, then the Licensee shall have the right to undertake to manufacture any such machine at its own cost and expense for its own use or for resale to a Sublicensee, and such action by the Licensee shall not constitute a breach of or default under this Agreement. In any such ease, the Licensor shall not be entitled to receive any payment under Article VI of this License Agreement. All machines manufactured and delivered by Licensor shall comply in all respects with all governmental and regulatory permits and authorizations including but not limited to environmental and pollution matters, worker safety and fire and other hazards. If Licensor's failure to manufacture a machine in response to a Licensee order occurs more than twice within any successive 24 month period, then Licensee shall be permitted to organize its own methods for manufacturing new machines and in such case, Licensor shall not be entitled to receive any fixed payments for the machines under Article VI.

ARTICLE IV - SUBLICENSING PROVISIONS

(a) Licensor hereby grants and agrees to grant to Licensee, and Licensee hereby accepts and agrees to accept from Licensor, upon the terms and conditions herein specified, within the Licensed Field of Use a nonassignable right and power to grant to others (Sublicensees"), upon reasonable terms and conditions, nonassignable royalty-bearing or royalty-free sublicenses under the Patent Rights to use or resell the Licensed Product and/or practice the Licensed Process in the country or countries in which the Patent Rights are or shall be in effect and in each such country's territories and possessions solely within the Licensed Field of Use.

(b) Any Sublicense in effect at the termination of this License Agreement shall remain in effect, but for the benefit of Licensor and Licensee; providing the Sublicensee shall continue to make all reports and payments due and owing under its sublicensing agreement and is not otherwise in breach or default thereunder, such reports and payments then to be made to Licensor and Licensee rather than Licensee alone.

ARTICLE V - LICENSE FEE

(a) Upon execution and delivery of this License Agreement, Licensee shall pay to Licensor, an aggregate license fee comprised of the following:

(1) a one-time payment of Seven Hundred Fifty Thousand Dollars ($750,000);

(2) restricted shares of Licensee equal to twenty percent (20%) of the issued and outstanding shares of common stock of Licensee at the date of issuance (the "Ownership Percentage Amount"). Licensee agrees to issue additional shares of common stock to Licensor such that Licensor always shall own that number of shares of Licensee common stock as is equal to the Ownership Percentage Amount at any time through and including the period that ends one (1) year after the "reorganization" of Licensee as defined in the next following sentence. For a period ending one (1) year after the Reorganization (the "Period") (except as provided in subsection (3) following), Licensor shall maintain its Ownership Percentage Amount on the reorganization of Licensee, whether by exchange agreement, merger, consolidation or any other form of recapitalization or restructure into or with a public corporation (the "Reorganization"). Licensee shall take all actions reasonably necessary to ensure that Licensor maintains its Ownership Percentage Amount in Licensee at the Reorganization date and throughout the Period; provided, however, that after the expiration of the Period Licensor shall be subject to dilution of its Ownership Percentage Amount together with all other stockholders of Licensee.

(3) Licensor acknowledges that Licensee and any public corporation with which it may engage in a Reorganization will be required to seek either or both of private and/or public financing. In such event, Licensor's Ownership Percentage Amount shall be subject to dilution pro rata with all other shareholders, notwithstanding any language to the contrary in subsection (a) (2) of this Article V.

ARTICLE VI - PURCHASE OF LICENSED PRODUCT; MANUFACTURE AND PURCHASE OF PROTOTYPE AND MACHINES

(a) As provided in Article III (b), subject to Licensor's ability to manufacture machines for Licensee, whether for the use of the Licensee or for resale by the Licensee, Licensor shall have the exclusive right to manufacture all machines to be sold to Licensee or Sublicensees under this License Agreement. Licensor's right to manufacture the machines may be exercised by the Licensor directly or via the outsourcing of such manufacture to one or more subcontractors as Licensor shall determine in its sole and absolute discretion.

(b) Contemporaneous with the execution of this License Agreement, Licensee shall place an order with Licensor for the manufacture of an initial machine specifically intended to be used on oil shale. The Purchase Order for such machine shall be subject to termination, as provided in Article II (b). The purchase price for such initial machine shall be (1) the Licensor's Cost to Manufacture the Licensed Product plus (ii) twenty percent (20%) of the Licensor's Cost to manufacture the Licensed Product, plus (iii) such mutually agreed amount for research and development and testing, but not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000). Licensor acknowledges that Licensee has incurred various costs and expenses mutually agreed to total Eight Hundred Forty Three Thousand Dollars ($843,000) in preparation for this License Agreement and, accordingly, Licensor shall give Licensee a credit of $843,000 against the purchase price which shall be deducted from the final payment. The balance shall be paid by Licensee as follows:

(i) $500,000 at the end of six (6) months from the date of the Purchase Order,
(ii) $500,000 at the end of nine (9) months from the date of the Purchase Order; and
(iii) the balance, after the application of the $843,000 credit, upon completion of the initial machine, demonstration that it meets the warranted purpose, and acceptance by Licensee.

(c) The Purchase Order shall be subject to the right of Licensee to terminate the purchase order at the end of one hundred (180) days from the date of this License Agreement as provided in Article II (b). Licensor's right to terminate shall he subject to Licensor's right to repurchase this License Agreement and retain the Existing Prototype Machine as further provided in Article II (b). Depending upon the events that then occur, the provisions of Articles II (c) and/or Article shall be applicable.

(d) During such period that Licensor shall have the exclusive right to manufacture machines, Licensee shall order all machines, whether for its own use or for resale to Sublicensees, from Licensor and shall pay to Licensor therefor a purchase price determined as follows:

(1) The Licensor's Cost to Manufacture the Licensed Product, and the lesser of

(2) either (i) fifty percent (50%) of the difference between the Licensor's Cost to Manufacture the Licensed Product and the Licensor's actual sale price of the Licensed Product to arm's length bona fide third party customers or (ii) twenty percent (20%) of the Licensor's Cost to manufacture the Licensed Product.

All revenues of the Licensee from the sale or resale of the Licensed Products to a third party above the total of (1) and (2) shall belong to the Licensee.

Such purchase price shall be paid by Licensee as follows:

(i) one-third upon placement of the order;
(ii) one-third upon completion by Licensor of fifty percent (50%) of the machine; and
(iii) one-third upon completion of the machine, demonstration that it meets the warranted purpose, and acceptance by Licensee.

ARTICLE VII - PATENT RIGHTS

(a) Licensor shall upon request of Licensee advise Licensee as to the status of any patents and patent applications within the Patent Rights and the Technology as applicable or potentially applicable within the Licensed Field of Use.

(b) In the event that Licensor does not desire to file a particular patent application in the Licensed Field of Use or discontinues its responsibility for prosecution or maintenance of a particular patent application or applications or discontinues its responsibility for the maintenance of a particular patent in Patent Rights listed in Schedule A, Licensor shall notify Licensee promptly in writing of its intention and, in the case of proposed discontinuances, at least sixty (60) days prior to the effective date thereof, in order to permit Licensee to determine whether it wishes to assume the responsibility therefor. Licensee shall have the right and option, but not the obligation, to assume the responsibility for filing, prosecution and maintenance of such patent applications and patents therefor which Licensor desires not to prosecute or to discontinue. Licensee shall inform Licenser in writing of its decision to assume the responsibility for filing, prosecution and maintenance of such patent applications and patents, and Licensor promptly execute and deliver such documents and take such actions as are reasonably necessary or appropriate to assign such patent or patent application to Licensee and making the inventor reasonably available to assist in the prosecution of any such applications. Upon assignment of patent or patent application to Licensee, said patent and/or patent application shall be removed from the Patent Rights and no longer subject to this License Agreement.

(c) Licensor shall promptly inform Licensee in writing of any Patent Rights in the Licensed Field of Use that were filed with a Patent Office or invented subsequent to the effective date of this License Agreement. Licensor covenants that Patent Rights in the Licensed Field of Use that were filed with a Patent Office or invented subsequent to the effective date of this License Agreement shall be included in their entirety within the scope of this License Agreement upon the same terms and conditions and without any additional payment or alteration of the existing fixed payments or royalties payable by Licensee to Licensor under this Agreement.

(d) Licensor shall upon request of Licensee inform Licensee of the issuance of all licenses granted by it to other Licensees under any of the Patent Rights in the event that any such licenses shall be legally required to be granted.

ARTICLE VIII - DEVELOPMENT AND REGULATORY APPROVAL

(a) Licensor will develop the Licensed Product and the Licensed Process for commercialization at Licensor's sole and complete expense including the research, planning, development and manufacture of prototypes and finished product working models of all Licensed Product using the Licensed Process and the Technology to be sold to Licensee or any Sublicensee. Licensor shall also be responsible for all costs of obtaining all regulatory and governmental permits and authorizations as may be required. (b) Licensee shall control the process for obtaining marketing licenses and approvals for the Licensed Product and the Licensed Process. Licensee shall bear the complete costs for obtaining the regulatory and marketing approvals for the Licensed Product and the Licensed Process including all costs arising out of or related to modifying or altering any machine after it has been manufactured to conform to said requirements. (c) Licensor will in good faith participate in and provide necessary information, and data which may be necessary for obtaining regulatory and/or marketing approvals for the Licensed Product and the Licensed Process, and Licensee agrees to reimburse Licensor for all commercially reasonable expense incurred by such participation; provided, however, that all regulatory licenses and approvals that require modifications to the prototypes or any existing Licensed Products shall future be at the sole cost and expense of the Licensor.

ARTICLE IX - DILIGENCE

(a) Licensor shall use commercially reasonable efforts in developing, testing, and manufacturing Licensed Products. Licensee shall use commercially reasonable efforts in promoting, advertising and selling the Licensed Products and the Licensed Process under this License Agreement and in seeking responsible Sublicensees.

(b) Licensor shall use reasonable efforts, at its expense, to prosecute any patent applications within the Licensed Field of Use, to obtain patents thereon and to maintain any such patents.

(c) Licensor shall use reasonable efforts to submit to the appropriate authority in the United States and overseas patent claims related to the Patent Rights. Licensor shall promptly provide Licensee with copies of all patents, patent applications and other filings and any communications with the applicable patent office, including without limitation, all office actions and responses related to the Patent Rights. Licensee shall have no obligation to contribute, in whole or part, to the costs of preparing, filing, prosecuting, issuing, defending or maintaining the patents and patent applications under this Article IX (c), except as otherwise provided in Article VII (b).

ARTICLE X - TERMINATION

(a) Upon any breach of or default under this License Agreement by License, Licensor may terminate this License Agreement by sixty (60) days' written notice to Licensee specifying in reasonable detail the nature of the default. Said notice shall become effective at the end of said period, unless during said period Licensee shall substantially cure such breach or default.

(b) If the Licensor dissolves, becomes insolvent or has a receiver appointed for all or any part of its property, or makes an assignment for the benefit of creditors, or voluntarily commences or has filed against it an involuntary proceeding under any bankruptcy or insolvency laws which results in the entry of an order for relief or which remains undismissed, undischarged or unbonded for a period of 60 days or more, and Licensee is unable to continue to use the license granted hereunder for the Licensed Process or the Licensed Products, then (1) the Continuation Application, the Patent Rights, the Technology and the Trademarks within the Licensed Field of Use shall, ipso facto, and without any additional documentation become the property of and ownership and title shall vest in, the Licensee. In such a case, Licensee shall, subject to applicable federal bankruptcy and state insolvency laws, be permitted to assume this Agreement and to perform hereunder, and Licensor shall cooperate in all respects and furnish all assistance reasonably necessary or required to enable Licensee to continue to obtain the benefits of this License Agreement. Licensor hereby irrevocably appoints Licensee as the Licensor's attorney-in-fact, with full authority in the place and stead of Licensor and in the name of Licensor or otherwise, from time to time in Licensee's discretion, upon the Licensor's failure or inability to do so, to take any action and to execute any instrument and make any filing with any regulatory authority or otherwise which Licensee may deem necessary or advisable to accomplish the purposes of this Agreement, including:

(i) To modify, in its sole discretion, this License Agreement without first obtaining Licensor's approval of or signature to such modification by amending the definitions of Patents, Patent Rights, Technology and Trademarks hereof, as appropriate within the Licensed Field of Use, to include reference to any right, title or interest in any Patents, Patent Rights, Technology and Trademarks acquired by Licensor after the execution hereof or to delete any reference to any right, title or interest in any Patents, Patent Rights, Technology and Trademarks in which Licensor no longer has or claims any right, title or interest; and

(ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, or filings with the U.S. Patent and Trademark Office or any similar foreign office performing a similar function relative to any of the foregoing without the signature of Licenser where permitted by law.

ARTICLE XI - ASSIGNMENT

This License Agreement shall not be assigned by either party without the prior written consent of the other Party hereto; provided, however, that a change of control of the Licensee, or its Reorganization with or into a public company us provided in Article V, regardless of the form of the Reorganization, shall not be deemed an assignment for purposes of this License Agreement.

ARTICLE XII - INFRINGEMENT

(a) (i) In the event that any legal proceeding shall be instituted or threatened against Licensee or any of its Sublicenses involving any claim of infringement relating to the development, manufacture, import, use, purchase or sale of a Licensed Product, or Licensed Process, Licensee will notify Licenser thereof. Licensor shall have thirty (30) days after receipt of the above-mentioned notice to undertake, conduct and control, through counsel of its own choosing (subject to the consent of Licensee, such consent not to be unreasonably withheld) and at its expense, the settlement or defense thereof, and the Licensee shall cooperate with Licensor in connection therewith; provided that (i) Licensor shall not thereby permit to exist any lien, encumbrance or other adverse charge upon any asset of Licensee; (ii) in the event it appears likely, in the reasonable judgment of the Licensee, that different defenses are available to the Licensee or that a conflict of interest may arise between the Licensee and the Licensor with respect to such claim, the Licensee shall choose its own counsel, and the reasonable fees and expenses of such counsel shall be home by the Licensor; (iii) in the event it appears that no conflict of interest will arise between the Licensee and the Licensor and the Licensee desires to choose its counsel, the Licensor shall permit the Licensee to participate in such settlement or defense through such counsel chosen by the Licensee, provided that the fees and expenses of such counsel shall be borne by the Licensee; and (iv) the Licensor shall agree promptly to reimburse the Licensee for the full amount of any loss resulting from such claim and all related expenses incurred by the Licensee. So long as the Licensor is reasonably contesting any such claim in good faith, the Licensee shall not pay or settle any such claim. Notwithstanding the foregoing, and provided that no rights of Licensor are thereby in any way compromised or infringed, the Licensee shall have the right to pay or settle any such claim, provided that in such event the Licensee shall waive any right to indemnity, contribution or any other form of repayment therefor (however described) by the Licensor, and reimburse the Licensor for any payments made to the date of the settlement. If the Licensor does not notify the Licensee within thirty (30) days after receipt of the Licensee's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Licensee or its Sublicensee shall have the right to contest, settle or compromise the claim in the exercise of its exclusive discretion at the expense of the Licensor, and the reasonable costs and expenses (including but not limited to reasonable attorneys' fees and expenses) incurred by them in connection with the defense of such claim, at the expense of Licensor. Licensee shall bill Licensor monthly for all costs and expenses incurred in the defense of any such claim, and Licensor shall promptly remit payment of all such bills to Licensee Licensor's failure to make such payment shall be a material default under this License Agreement. Licensor shall be entitled to participate in any such suit or action with its own counsel at its own expense. In the event of any claim under this Article XII, each of Licensor and Licensee shall (1) fully cooperate with each other in connection with any such claim, (2) on reasonable notice have any of its employees, officers, directors, agents and other representatives testify when necessary, and (3) on reasonable notice make available to each other as necessary all relevant records, specimens, samples and other information in its possession at its own expense.

(a) (ii) If, as a result of any such claim described in "(a)" above, Licensee or its Sublicensee is required by reason of an order of a court, arbitration board or other similar body or by reason of a settlement between the parties, to pay a royalty or make other similar payments to a third party, on if as a result of such claim, Licensee or its Sublicensee is obligated to pay damages other than a royalty to a third party, Licensor shall be responsible for all such damages, and shall defend, indemnify and hold harmless Licensee with respect thereto.

(b) Licensee, as exclusive Licensee, shall have the power, but not the obligation, to institute, prosecute and settle, at its own expense, suits for infringement of the Patent Rights and/or Licensed Process within the Licensed Field of Use, and if, required by law, Licensor will join as parry plaintiff in such suits. Licensee shall be entitled to all recoveries in such suits.

Licensor shall (1) fully cooperate with Licensee in connection with any such proceeding, (2) on reasonable notice have any of its employees, officers, directors, agents and other representatives testify when necessary, and (3) on reasonable notice make available to Licensee as accessary all relevant records, specimens, samples and other information in its possession all at commercially reasonable expense of Licensee.

(c) In the event that Licensee declines to pursue any claim of infringement of the Licensed Patents or Licensed Process brought to its attention by Licensor within ninety (90) days following written notice from Licensor, Licensor may thereafter, and at its sole cost and expense, pursue such infringement independently of Licensee, and shall be entitled to retain all resulting proceeds or recoveries.

ARTICLE XIII - GENERAL

(a) This License Agreement and the Security Agreement, together with the Purchase Order, constitute the entire agreement between the parties as to the Licensed Process, the Patent Rights, the Technology and the Licensed Field of Use, and all prior negotiations, representations, agreements and understandings, written or oral, are merged into, extinguished by and completely expressed by it.

(b) Any notice required or permitted to be given by this License Agreement shall be given by personal delivery, prepaid overnight courier, prepaid registered or certified mail addressed to: Licensor: Global Resource Corporation, 408 Bloomfield Drive., Unit # 1 West Berlin, NJ 08091, and Licensee: Universal Alternative Fuel, Inc., 1400 Old Country Road, Suite 206, Westbury, New York 11590.

Such addresses may be altered by notice so given.

(c) This License Agreement and its effect are subject to and shall be construed and enforced in accordance with the law of the State of New York without giving effect to any applicable conflicts of laws principles, except as to any issue which by the law of New York depends upon the validity, scope or enforceability of any patent within the Patent Rights, which issue shall be determined in accordance with the applicable parent laws of the country of such patent.

(d) Nothing in this License Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this License Agreement or concerning the legal right of the parties to contract and any statute, law, ordinance or treaty, the latter shall prevail, but in such event the affected provisions of this License Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements.

(e) Licensee agrees to take all reasonable and necessary steps to register this License Agreement in any country, other than the United States of America, where such is required to permit the transfer of funds and/or payment of royalties to Licensee hereunder or is otherwise required by the government or law of such country to effectuate or carry out this License Agreement.

(f) It shall be the full and sole responsibility of Licensor to use appropriate care in the manufacture of any Licensed Product.

(g) Licensor shall be required to provide Licensee, at no additional cost, with all know-how, data, software operating programs, trade secrets, proprietary information or operating instructions or other information with respect to any such Licensed Process or Licensed Product.

(h) Licensee agrees to indemnify and hold harmless Licensor from and against any and all claims, damages and liabilities asserted by third parties (whether governmental or private) arising from Licensee's and Sublicensee's practice of any Licensed Process or Use or Sale of any Licensed Product or the use thereof by any third party unless any such claim, damage or liability arises in whole or in part from the willful recklessness, negligence or breach of an obligation under this License Agreement.

(i) As used in this License Agreement, singular includes the plural and plural includes the singular, wherever so required by the context. The headings appearing at the beginning of the numbered Articles hereof have been inserted for convenience only and do not constitute a part of this License Agreement.

(j) The Licensee will maintain or cause to be maintained, with financially sound and reputable insurers, appropriate products liability insurance with respect to Licensed Products and Licensed Process in the Licensed Field of Use against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses.

ARTICLE XIV - EXTENSION OF PATENT RIGHTS

(a) Licensor shall seek any extension that is available or that becomes available in respect of the term of any patent within the Patent Rights including any patent that may issue on a patent application within the Patent Rights.

(b) Upon request Licensee shall reasonably cooperate with Licensor in seeking any extension that is available or that becomes available with respect to the term of any patent within the Patent Rights including any patent that may issue on a patent application within the Patent Rights.

(c) Licensee shall advise Licensor of any governmental approval to use or market Licensed Products or to practice Licensed Process or any other governmental approval obtained by or on behalf of Licensee or a Sublicensee that is material to any such extension, and Licensee shall supply Licensor with any pertinent information and data in its possession or that is in the possession of any Sublicensee.

(d) Licensee shall supply Licensor with material information and data required to comply with 35 USC §156 Extension of Patent Term (and any successor legislation) and any administrative rules or regulation thereunder or required to comply with any corresponding laws and regulations that are or shall be in effect in any country within the Patent Rights. Licensee shall require its Sublicensees to comply with this Article XIV, and each sublicensing agreement shall include a clause essentially like this Article XIV.

ARTICLE XV - EFFECTIVE DATE AND TERM

This License Agreement shall become effective on the day and year first above written and shall, unless terminated earlier by one of the parties in accord with its terms, expire concurrently with the expiration, invalidation or lapsing of all issued patents within the Patent Rights and/or the abandonment of pending patent applications within the Patent Rights.

ARTICLE XVI - CONFIDENTIALITY

The Parties agree that each shall hold in confidence and refrain from disclosing to others or using, in any activities other than those directly related to this Agreement, information which may be disclosed to each other which is marked "Confidential" including this License Agreement. The Parties agree that each shall hold in confidence and refrain from disclosing to others or using, in any activities other than those directly related to this Agreement, information that has been disclosed to each other during the negotiation of this License Agreement that either Party indicated was confidential at the time of disclosure to the other Party. Such confidential information shall be disclosed in writing, or if first communicated orally, confirmed in writing within thirty (30) days of initial disclosure except with respect to confidential information disclosed to each other during the negotiation of this License Agreement, which shall be confirmed in writing ten (10) days from the signing by such Party of this License Agreement. Without limiting the foregoing in any way, the Parties assume these obligations in connection with information bearing on the subject matter of this Agreement, including, but not limited to, corporate business plans and goals related hereto and the terms and conditions of this License Agreement. The provisions of the paragraph do not encompass information of the following character:

(i) information which at the time of disclosure to the party was or is generally known or which later becomes known to others by publication or voluntary disclosure;
(ii) information which was already in the party's possession at the time of disclosure to such party; or
(iii) information which is available to the party from a source other than the other party which did not in the party's knowledge have as its source for the information any company or individual bound to secrecy by the other party; or
(iv) information which the Licensor or the Licensee is required to disclose in connection with compliance with federal and state securities or similar disclosure laws applicable to either of them, or as may be required in connection with any capital raising activities of either Party. The provisions of this Article supersede any previous agreement or confidentiality entered into by the parties, and shall survive termination or expiration of this Agreement.

ARTICLE XVII -  JURISDICTION AND VENUE; WAIVER OF JURY TRIAL

(a) Each Party hereto hereby irrevocably submits to the jurisdiction of any federal or state court sitting in the City, County and State of New York, in any action or proceeding arising out of or relating to this License Agreement, and each hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such federal or state court. Licensor accepts for itself and in respect of its property, generally and unconditionally the jurisdiction and venue of the aforesaid courts. Licensor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Licensor at its address set forth in the first paragraph provided that the Licensee may serve process in any other manner permitted by law. Each party hereto hereby irrevocably waives any venue objection it may have to any such action or proceeding arising out of or relating to this License Agreement in any such venue and any objection on the grounds that any such action or proceeding in any such court has been brought in any inconvenient forum. Nothing herein shall affect the right or any party hereto to bring any action or proceeding against another party in the courts of other jurisdictions.

(b) EACH PARTY HEREBY WAIVES IRREVOCABLY ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THIS LICENSE AGREEMENT, AND THE ENFORCEMENT THEREOF, WHETHER ALLEGED IN TORT, CONTRACT OR OTHERWISE AND WHETHER ASSERTED AS A CLAIM, COUNTERCLAIM, THIRD-PARTY CLAIM OR IN ANY OTHER FORM.

ARTICLE XVIII - REPRESENTATIONS AND WARRANTIES

(a) Licensor represents and warrants to Licensee as of the Effective Date, that:

(i) Licensor has the right and the ability to license the Patent Rights, the Technology and the Trademarks to Licensee;

(ii) to the extent any Patent Rights are issued as of the Effective Date, such Patent Rights are valid and enforceable, and with respect to Patent Rights for which an application has been filed, Licensor is not aware of any reason why such Patent Rights will not issue into a patent or will not be valid and enforceable;

(iii) the Patent Rights and the development, manufacture, import, export, offer to sell, use, distribution, licensing and sale of Licensed Products using the Patent Rights or the Technology do not or will not interfere or infringe on any intellectual property rights owned or possessed by any third party, nor would the use of the Patent Rights or the Technology render Licensee Liable to a third party for patent infringement. Licensor is not aware of any third party having superior rights that could reasonably be expected to prevent Licensee from fulfilling its covenants and obligations herein;

(iv) there are no claims, judgments, pending or threatened claims or litigation, or settlements against or owed by Licensor or pending or threatened claims or litigation relating to Patent Rights or Technology and Licensor does not know of any reason for such claims, judgments, settlements, or pending or threatened claims or litigation;

(v) Licensor has no knowledge of any circumstances that would adversely affect the commercial utility of the Patent Rights or the Technology within the scope of the licenses granted under this License Agreement;

(vi) Licensor owns all right, title and interest in and to each of the Patent Rights listed on Schedule A free from all claims, encumbrances, mortgages, liens, taxes, pledges, and similar defects of any kind; and

(vii) All necessary registration, maintenance and renewal fees in connection with 15 the Patent Rights, the Technology and the Trademarks (and applications therefor) have been paid and all necessary documents and certificates in connection with such property have been filed and all other necessary actions have been taken with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such property (and applications therefor).

(b) The Parties individually represent and warrant to each other that:

(i) this License Agreement has been duly executed and delivered by each of them and constitutes the legal, valid and binding obligation of each of them enforceable in accordance with its terms; and

(ii) the execution, delivery and performance by each of them of this License Agreement have been duly authorized by all requisite corporate action and have not and will not violate any provision of law or regulation, any order, judgment., ruling, writ, injunction, award or decree of any court or other agency of government, the Certificate of Incorporation or the By-Laws of such Party or any provision of any indenture, agreement or other instrument to which they are hound, or conflict with, result in a breach of or constitute (with due notice of lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of its properties or assets.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals and duly executed this License Agreement on the date(s) indicated below, to be effective the day and year first above written.

GLOBAL RESOURCE CORPORATION By: /s/ Peter A. Worthington Peter A. Worthington, Chairman and CEO UNIVERSAL ALTERNATIVE FUELS, INC. By: /s/ Greg Goldberg Greg Goldberg, President

Schedule A — CONTINUATION APPLICATION FOR OIL SHALE AND COAL

Privacy Act Statement

The Privacy Act of 1974 (P.L. 93-579) requires that you be given certain information in connection with your submission of the attached form related to a patent application or patent. Accordingly, pursuant to the requirements of the Act, please be advised that: (1) the general authority for the collection of this information is 35 U.S.C. 2(b)(2); (2) furnishing of the information solicited is voluntary; and (3) the principal purpose for which the information is used by the U.S. Patent and Trademark Office is to process and/or examine your submission related to a patent application or patent. If you do not furnish the requested information, the U.S. Patent and Trademark Office may not be able to process and/or examine your submission, which may result in termination of proceedings or abandonment of the application or expiration of the patent.

The information provided by you in this form will be subject to the following routine uses:

1.
The information on this form will be treated confidentially to the extent allowed under the Freedom of Information Act (5 U.S.C. 552) and the Privacy Act (5 U.S.0 552a). Records from this system of records may be disclosed to the Department of Justice to determine whether disclosure of these records is required by the Freedom of Information Act.

2.
A record from this system of records may be disclosed, as a routine use, in the course of presenting evidence to a court, magistrate, or administrative tribunal, including disclosures to opposing counsel in the course of settlement negotiations.

3.
A record in this system of records may be disclosed, as a routine use, to a Member of Congress submitting a request involving an individual, to whom the record pertains, when the individual has requested assistance from the Member with respect to the subject matter of the record.

4.
A record in this system of records may be disclosed, as a routine use, to a contractor of the Agency having need for the information in order to perform a contract. Recipients of information shall be required to comply with the requirements of the Privacy Act of 1974, as amended, pursuant to 5 U.S.C. 552a(m).

5.
A record related to an International Application filed under the Patent Cooperation Treaty in this system of records may be disclosed, as a routine use, to the International Bureau of the World Intellectual Property Organization, pursuant to the Patent Cooperation Treaty.

6.
A record in this system of records may be disclosed, as a routine use, to another federal agency for purposes of National Security review (35 U.S.C. 181) and for review pursuant to the Atomic Energy Act (42 U.S.C. 218(c)).

7.
A record from this system of records may be disclosed, as a routine use, to the Administrator, General Services, or his/her designee, during an inspection of records conducted by GSA as part of that agency's responsibility to recommend improvements in records management practices and programs, under authority of 44 U.S.C. 2904 and 2906. Such disclosure shall be made in accordance with the GSA regulations governing inspection of records for this purpose, and any other relevant (i.e., GSA or Commerce) directive. Such disclosure shall not be used to make determinations about individuals.

8.
A record from this system of records may be disclosed, as a routine use, to the public after either publication of the application pursuant to 35 U.S.C. 122(b) or issuance of a patent pursuant to 35 U.S.C. 151. Further, a record may be disclosed, subject to the limitations of 37 CFR 1.14, as a routine use, to the public if the record was filed in an application which became abandoned or in which the proceedings were terminated and which application is referenced by either a published application, an application open to public inspection or an issued patent.

9.
A record from this system of records may be disclosed, as a routine use, to a Federal, State, or local law enforcement agency, if the USPTO becomes aware of a violation or potential violation of law or regulation.

Privacy Act Statement

The Privacy Act of 1974 (P.L. 93-579) requires that you be given certain information in connection with your submission of the attached form related to a patent application or patent Accordingly, pursuant to the requirements of the Act, please be advised that: (1) the general authority for the collection of this information Is 35 U.S.C. 2(b)(2); (2) furnishing of the information solicited is voluntary; and (3) the principal purpose for which the Information is used by the U.S. Patent and Trademark Office is to process and/or examine your submission related to a patent application or patent If you do not furnish the requested information, the U.S. Patent and Trademark Office may not be able to process and/or examine your submission, which may result in termination of proceedings or abandonment of the application or expiration of the patent

The information provided by you in this form will be subject to the following routine uses:

1. The information on this form will be treated confidentially to the extent allowed under the Freedom of Information Act (5 U.S.C. 552) and the Privacy Act (5 U.S.C. 552a). Records from this system of records may be disclosed to the Department of Justice to determine whether the Freedom of Information Act requires disclosure of these records.

2. A record from this system of records may be disclosed, as a routine use, in the course of presenting evidence to a court, magistrate, or administrative tribunal, including disclosures to opposing counsel In the course of settlement negotiations.

3. A record in this system of records may be disclosed, as a routine use, to a Member of Congress submitting a request involving an individual, to whom the record pertains, when the individual has requested assistance from the Member with respect to the subject matter of the record.

4. A record in this system of records may be disclosed, as a routine use, to a contractor of the Agency having need for the information in order to perform a contract Recipients of information shall be required to comply with the requirements of the Privacy Act of 1974, as amended, pursuant to 5 U.S.C. 552a(m).

5. A record related to an International Application filed under the Patent Cooperation Treaty in this system of records may be disclosed, as a routine use, to the International Bureau of the World Intellectual Property Organization, pursuant to the Patent Cooperation Treaty.

6. A record in this system of records may be disclosed, as a routine use, to another federal agency for purposes of National Security review (35 U.S.C. 181) and for review pursuant to the Atomic Energy Act (42 U.S.C. 218(c)).

7. A record from this system of records may be disclosed, as a routine use, to the Administrator, General Services, or his/her designee, during an inspection of records conducted by GSA as part of that agency's responsibility to recommend improvements in records management practices and programs, under authority of 44 U.S.C. 2904 and 2906. Such disclosure shall be made in accordance with the GSA regulations governing inspection of records for this purpose, and any other relevant (i.e., GSA or Commerce) directive. Such disclosure shall not be used to make determinations about individuals.

8. A record from this system of records may be disclosed, as a routine use, to the public after either publication of the application pursuant to 35 U.S.C. 122(b) or issuance of a patent pursuant to 35 U.S.C. 151. Further, a record may be disclosed, subject to the limitations of 37 CFR 1.14, as a routine use, to the public if the record was filed in an application which became abandoned or in which the proceedings were terminated and which application is referenced by either a published application, an application open to public inspections or an issued patent.

9.A record from this system of records may be disclosed, as a routine use, to a Federal, State, or local law enforcement agency, if the USPTO becomes aware of a violation or potential violation of law or regulation.

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In Re Application of:

Frank G. Pringle; Carl Everleigh; Julian

For the

For: MICROWAVE PROCESSING OF OIL SHALE AND COAL

Commissioner for Patents P.O. Box 1450
Alexandria, VA 22313-1450
Sir:

AUTHORIZATION TO TREAT A REPLY AS INCORPORATING AN EXTENSION OF TIME UNDER C.F.R. §1.136(a)(3)

The Commissioner is hereby requested to grant an extension of time for the appropriate length of time, should one be necessary, in connection with this filing or any future filing submitted to the U.S. Patent and Trademark Office in the above-identified application during the pendency of this application. The Commissioner is further authorized to charge any fees related to any such extension of time to Deposit Account No. 23-3050.

Date: October 2, 2009	/s/ Jeffrey H. Rosedale Jeffrey H. Rosedale Registration No. 46,018

MICROWAVE PROCESSING OF OIL SHALE AND COAL

CROSS-REFERENCE TO RELATED APPLICATIONS

[0001] This application is a continuation application of U.S. Patent Application No. 11/610,823, "Microwave-Based Recovery of Hydrocarbons and Fossil Fuels", filed December 14, 2006, now allowed, which claims the benefit of U.S. Provisional Patent Application No. 60/750,098, "Method for Using Microwave Radiation", filed December 14, 2005, the entirety of each application is incorporated by reference herein.

FIELD OF THE INVENTION

[0002] The present invention relates to methods and apparatuses for using microwave radiation and more particularly, to methods and apparatuses for decomposing compositions comprising petroleum-based materials.

BACKGROUND OF THE INVENTION

[0003] Petroleum-based materials are integral to the world's economy and demand for such fuels and consumer products is increasing. As the demand rises, there is a need to efficiently and economically extract petroleum-based materials to fulfill that demand. As such, it would be advantageous to not only be able to extract petroleum-based materials from the earth, but to also recycle consumer products to recapture those petroleum-based materials.

[0004] Worldwide oil consumption is estimated at seventy-three million barrels per day and growing. Thus, there is a need for sufficient oil supplies. Tar sands, oil sands, oil shales, oil cuttings, and slurry oil contain large quantities of oil, however, extraction of oil from these materials is costly and time-consuming and generally does not yield sufficient quantities of usable oil.

[0005] Soil contaminated with petroleum products is an environmental hazard, yet decontamination of petroleum-tainted soil is time-consuming and expensive.

[0006] Furthermore, it has been estimated that 280 million gallons of oil-based products such as plastics go into landfills each day in the United States. It would be desirable to recapture and recycle the raw materials of these products.

[0007] Scrap vehicle tires are a significant problem worldwide and their disposal presents significant environmental and safety hazards, including fires, overflowing landfills, and atmospheric pollution. While there are a number of existing applications for these tires, including tire-derived fuels, road construction, and rubber products, these applications are insufficient to dispose of all the available scrap tires. The major components of tires are steel, carbon black, and hydrocarbon gases and oils, which are commercially desirable. As such, it is advantageous to develop processes for the recovery of these products from scrap vehicles tires. Prior art methods of decomposing scrap vehicle tires do not produce commercial-grade carbon black and require high temperatures and extended exposure times for recovery of the hydrocarbon components.

[0008] Efforts to recycle tires using microwave technology has been described in U.S. Patent Nos. 5,507,927 and 5,877,395 to Emery. Efforts to recover petroleum from petroleum-impregnated media has been described in U.S. Patent Nos. 4,817,711 and 4,912,971 to Jeambey. Efforts to decompose plastics using microwave radiation has been described in U.S. Patent No. 5,084,140 to Holland. The prior work has involved the use of single-frequency microwave radiation. Single-frequency microwave radiation is a slow process that does not provide uniform heating. Moreover, single-frequency microwave radiation typically results in arcing on metal components.

[0009] Thus, there is a need for methods and apparatuses for the recycling of petroleum-based compositions and for the recovery of petroleum-based materials from composites containing petroleum-based materials. The invention is directed to these and other important needs.

SUMMARY OF THE INVENTION

[0010] The present invention provides methods for decomposing compositions comprising carbon-based materials comprising subjecting the compositions to microwave radiation for a time sufficient to at least partially decompose the composition, wherein the microwave radiation comprises at least one frequency component in the range of from about 4 GHz to about 18 GHz.

[0011] The present invention provides methods for decomposing compositions comprising petroleum-based materials comprising subjecting the compositions to microwave radiation for a time sufficient to at least partially decompose the composition, wherein the microwave radiation comprises at least one frequency component in the range of from about 4 GHz to about 18 GHz.

[0012] The present invention further provides methods for recovery of petroleum-based materials from composites comprising those petroleum-based materials. The methods of the present invention include subjecting the composite to microwave radiation for a time sufficient to extract the petroleum-based material, wherein the microwave radiation comprises at least one frequency component in the range of from about 4 GHz to about 18 GHz.

[0013] The present invention also provides for products produced by the methods of the present invention.

[0014] The present invention additionally provides apparatuses for decomposing compositions comprising petroleum-based materials. The apparatuses of the present invention comprise a microwave radiation generator, wherein the generator is capable of applying microwave radiation characterized as having at least one frequency component in the range of from 4 GHz to about 18 GHz, and at least one container to collect decomposed components from the compositions. The present invention further provides apparatuses for extracting petroleum-based materials from composites comprising the petroleum-based material. These apparatuses comprise a microwave radiation generator, wherein the generator is capable of applying microwave radiation characterized as having at least one frequency component in the range of from 4 GHz to about 18 GHz, and at least one container to collect decomposed components from the composite.

[0015] The general description and the following detailed description are exemplary and explanatory only and are not restrictive of the invention, as defined in the appended claims. Other aspects of the present invention will be apparent to those skilled in the art in view of the detailed description of the invention as provided herein.

BRIEF DESCRIPTION OF THE DRAWINGS

[0016] The summary, as well as the following detailed description, is further understood when read in conjunction with the appended drawings. For the purpose of illustrating the invention, there are shown in the drawings exemplary embodiments of the invention; however, the invention is not limited to the specific methods, compositions, and devices disclosed. In addition, the drawings are not necessarily drawn to scale. In the drawings:

[0017] FIGs. 1A — 1G illustrate an embodiment of the present invention directed to processing tire cuttings using microwaves to recover fuel oil;

[0018] FIG. 2A is an elevation view, axial direction, of a microwave reactor suitable for processing oil cuttings according to an aspect of the present invention;

[0019] FIG. 213 illustrates an elevation view of the microwave reactor of FIG. 2A, longitudinal direction;

[0020] FIG.2C illustrates an elevation view of the microwave device and control room suitable for generating microwaves and propagating the same through waveguides;

[0021] FIGs. 3A - 3B illustrate several embodiments of the present invention for extracting petroleum-based materials from oil slurry;

[0022] FIG. 4A illustrates an elevation view of a microwave reactor system suitable for processing shale rock, tar sands, drill cuttings, and the like;

[0023] FIG. 4B provides a plan view of FIG. 4A;

[0024] FIG. 5A is an illustration of one embodiment of the present invention for extracting petroleum-based materials from heavy oil contained in oil wells;

[0025] FIG. 5B is an illustration of one embodiment of the present invention for extracting petroleum-based materials from oil shale, in situ;

[0026] FIG. 6 is an illustration of one embodiment of the present invention for extracting petroleum-based materials from tar sands, oil sands and shale rock;

[0027] FIG. 7 is an schematic of one embodiment of the present invention for decomposing vehicle tires;

[0028] FIG. 8A is a plan view of an oil platform incorporating a drill cuttings microwave processing unit;

[0029] FIG. 8B illustrates an elevation view of the oil platform in FIG. 8A;

[0030] FIG. 8C illustrates a vertical and horizontal configurations of the drill cuttings microwave processing unit suitable for use in the oil platform illustrated in FIG. 8A;

[0031] FIG. 9A is a depiction of an electron microscope photograph of carbon black produced by the method of the present invention;

[0032] FIG. 9B is a depiction of an electron microscope photograph of carbon black produced by the method of the present invention;

[0033] FIG. 9C is a depiction of an electron microscope photograph of carbon black produced by the method of the present invention; and

[0034] FIGs. 10A-10E illustrate an additional embodiment of a drum reactor system for processing materials containing hydrocarbons.

DETAILED DESCRIPTION OF ILLUSTRATIVE EMBODIMENTS

[0035] The present invention may be understood more readily by reference to the following detailed description taken in connection with the accompanying figures and examples, which form a part of this disclosure. It is to be understood that this invention is not limited to the specific devices, methods, applications, conditions or parameters described and/or shown herein, and that the terminology used herein is for the purpose of describing particular embodiments by way of example only and is not intended to be limiting of the claimed invention. Also, as used in the specification including the appended claims, the singular forms "a," "an," and "the" include the plural, and reference to a particular numerical value includes at least that particular value, unless the context clearly dictates otherwise. The term "plurality", as used herein, means more than one. When a range of values is expressed, another embodiment includes from the one particular value and/or to the other particular value. Similarly, when values are expressed as approximations, by use of the antecedent "about," it will be understood that the particular value forms another embodiment. All ranges are inclusive and combinable.

[0036] It is to be appreciated that certain features of the invention which are, for clarity, described herein in the context of separate embodiments, may also be provided in combination in a single embodiment. Conversely, various features of the invention that are, for brevity, described in the context of a single embodiment, may also be provided separately or in any subcombination. Further, reference to values stated in ranges include each and every value within that range.

[0037] "Sweeping," as the term is used herein, is defined as the application of a plurality of radiation frequencies over a period of time.

[0038] "Pulsing," as used herein, means subjecting the composition to microwave radiation for a period of time, followed by periods of time wherein the composition is not subjected to microwave radiation.

[0039] "Oil," as used herein, means any hydrocarbon or petroleum-based oil.

[0040] "Gas," as used herein, includes any hydrocarbon-based material that is in the gaseous state at atmospheric temperature and pressure and includes, but is not limited to, methane, ethane, propane, butane, isobutene, or mixtures thereof.

[0041] "Carbon black," as used herein, includes any grade of commercially-acceptable carbon black, including, but not limited to, rubber black.

[0042] "Oil sands," also known as "tar sands," are deposits of bitumen, a heavy black viscous oil.

[0043] "Oil shale" is sedimentary rock containing a high proportion of Kerogen, which, when heated, can be converted into oil.

[0044] "Slurry oil" is refinery waste oil.

[0045] "Oil cuttings" are the waste product generated during the drilling of oil wells. Examples of oiI cuttings include, but are not limited to, bits and pieces of oil-soaked soil and rock.

[0046] "Hydrocarbons" are compositions that comprise carbon and hydrogen.

[0047] "Carbon-based" refers to matter that comprises carbon.

[0048] "Decompose" and "decomposing" refers to a process whereby matter is broken down to smaller constituents. For example, solids can be broken down into particles, liquids, vapors, gases, or any combination thereof; rubbery materials can be broken down into liquids, vapors, gases, or any combination thereof; viscous liquids can be broken down to lower viscosity liquids, vapors, gases, or any combination thereof; liquids can be broken down to vapors, gases, or any combination thereof; composite materials comprising inorganic solids and trapped organic matter can be broken down to inorganic solids and released organic vapors and gases, and the like.

[0049] 1 Torr = 1 mm Hg = 1 millimeter mercury.

[0050] Methods for decomposing compositions comprising petroleum-based materials are set forth herein. The compositions used in the present invention contemplate any composition comprised of petroleum-based, carbon-based and various hydrocarbon materials. The petroleum-based materials may be present in the composition in amounts ranging from about 1% to 100%, by weight, based on the weight of the composition. Preferably, the composition is a vehicle tire. In other embodiments, the composition comprises plastic, which includes, but is not limited to ethylene (co)polymer, propylene (co)polymer, styrene (co)polymer, butadiene (co)polymer, polyvinyl chloride, polyvinyl acetate, polycarbonate, polyethylene terephthalate, (meth)acrylic (co)polymer, or a mixture thereof. A variety of natural and synthetic resins and rubbers can also be decomposed according to the methods described herein. Various carbon-based materials that can also be processed according to the inventions described herein include coal, such as anthracite coal and bituminous coal.

[0051] In one embodiment, the composition is subjected to microwave radiation for a time sufficient to at least partially decompose the composition. The microwave radiation can be in the range of from about 4.0 and about 12.0 GHz. Other ranges can also be used, for example, in the range of from about 4 GHz to about 18 GHz, and more preferably in the range of from about 12 GHz to about 18 GHz. For example, coal can be processed at frequencies in the range of from about 4 GHz to about 18 GHz, and more preferably in the range of from about 12 GHz to about 18 GHz.

[0052] In one embodiment, the composition is subjected to one or more pre-selected microwave radiation frequencies. Preferably, the pre-selected microwave radiation frequency will be the resonating microwave frequency, i.e, the microwave radiation frequency at which the composition absorbs a maximum amount of microwave radiation. It has been determined that different compositions of the present invention will absorb more or less microwave radiation, depending on the frequency of the microwave radiation applied. It has also been determined that the frequency at which maximum microwave radiation is absorbed differs by composition. By using methods known in the art, a composition of the present invention can be subjected to different frequencies of microwave radiation and the relative amounts of microwave radiation absorbed can be determined. Preferably, the microwave radiation selected is the frequency that comparatively results in the greatest amount of microwave radiation absorption. In one embodiment, microwave radiation frequency resulting in a comparative maximum absorption of microwave radiation by the compositions of the present invention is in the range of from about 4.0 and about 12.0 GHz. In others, particularly with respect to vehicle tires, the microwave radiation frequency resulting in a comparative maximum absorption of microwave radiation by the compositions of the present invention is in the range of from about 4.0 and about 7.2 GHz. In yet others, the microwave radiation frequency resulting in a comparative maximum absorption of microwave radiation by the compositions of the present invention is in the range of from about 4.0 and about 6.0 GHz.

[0053] The present invention also provides methods for subjecting a composition to a sweeping range of microwave radiation frequencies for a time sufficient to at least partially decompose the composition. Preferably, variable frequency microwave ("VFM") is used to sweep the compositions. VFM is described in U.S. Patent No. 5,321,222 to Bible, et al. and U.S. Patent No. 5,521,360 to Johnson, et al., incorporated herein by reference in their entireties. Unlike single frequency microwave radiation, VFM produces a bandwidth of microwave radiation frequencies that are applied sequentially to the composition. Consequentially, the field distribution with VFM is substantially more uniform than the field distribution of single microwave frequency radiation. The more uniform field distribution of VFM produces fewer hot spots, resulting in more uniform heating of the composition. Moreover, generally, no single frequency is applied for longer than about 25 p.s. The short duration of each applied frequency produces no build-up of charge, thus eliminating discharge, or arcing, typically observed during single frequency microwave irradiation.

[0054] In some embodiments, particularly with respect to vehicle tires, the range of microwave radiation frequencies swept is in the range of from about 4.0 GHz to about 12.0 GHz. In certain embodiments, the range of microwave radiation frequencies swept is in the range of from about 5.8 GHz to about 7.0 GHz. In still others, the range of microwave radiation frequencies swept is in the range of from about 7.9 GHz and 8.7 GHz. In some embodiments, range of microwave radiation frequencies is in the C-Band frequency range, the C-Band frequency range encompassing microwave frequencies in the range of from about 4.0 GHz to about 8.0 GHz. In other embodiments, the range of microwave radiation frequencies is in the X- Band frequency range, the X-band frequency range encompassing microwave frequencies in the range of from about 8.0 GI-Iz to about 12.0 GHz.

[0055] Preferably, the sweeping of the range of microwave radiation frequencies encompasses a pre-selected, resonating microwave radiation frequency characterized as having at least one frequency component in the range of from about 4.0 GHz to about 12.0 GElz. This frequency can be selected by using the methods described herein and techniques known in the art. Preferably, the bandwidth of the sweeping range of microwave radiation is about 4.0 GHz. More preferably, the range of microwave frequencies with which the composition is swept, is about +1- 2 GHz of the pre-selected microwave radiation frequency. For example, if the preselected microwave radiation frequency is 7.2 GHz, the composition would be swept with the range of microwave radiation frequencies encompassing from about 5.2 to about 9.2 GHz. The microwave frequencies can also be swept at about +1- 1.5 GHz, or even +/- 1.0 GHz, or even +10.5 GHz of the preselected microwave frequency.

[0056] Upon decomposition of the compositions subjected to the methods and apparatuses of the invention, flammable hydrocarbon-based gases are released. To reduce the risk of ignition, it is preferred that the method be performed in an oxygen-deprived atmosphere. Preferably, the composition is exposed to less than about 12% oxygen. More preferably, the composition is exposed to less than about 8% oxygen. Even more preferably, the composition is exposed to less than about 5% oxygen.

[0057] In one embodiment, the composition is exposed an inert gas atmosphere. Preferably, the inert gas is nitrogen, argon, or mixtures thereof.

[0058] In some embodiments, the composition is exposed to less than atmospheric pressure. Preferably, the composition is exposed to less than about 40 Ton. More preferably, the composition is exposed to less than about 20 Ton. Even more preferably, the composition is exposed to less than about 5 Torr. Without being bound by any particular thery or operation, it is believed that operating at sub-atmospheric pressures helps to recover hydrocarbon-based gases and prevents over-heating.

[0059] In one embodiment, the composition of the present invention forms a vehicle tire. Using the methods of the present invention, the tire can be decomposed to produce at least one of oil, gas, steel, sulfur, and carbon black.

[0060] Over-exposure to microwave radiation and over-heating of the composition of the present invention may result in the recovery of non-commercially-acceptable carbon black. Controlling the temperature of the composition during microwave irradiation prevents such over exposure and over-heating to produce commercially-acceptable carbon black. Preferably, the temperature of the composition does not exceed about 700 °F. More preferably, the temperature of the composition does not exceed about 500 °F. Even more preferably, the temperature of the composition does not exceed about 465 °F.

[0061] In one embodiment, the temperature of the composition can be controlled while performing the method of the present invention by pulsing the microwave radiation subjection. For example, microwave radiation can be applied until the composition temperature reaches about 465 °F, at which time, the application of microwave radiation can be stopped for a time sufficient for the composition to cool between about 5 to 25 degrees. Once the composition has cooled, the application of microwave radiation can be resumed. This process can be repeated, as necessary, until the composition is sufficiently decomposed.

[0062] Decomposition products obtained from the compositions using the methods of the present invention may be refined and/or purified using techniques known in the art.

[0063] The present invention also provides methods for extracting petroleum-based materials from composites comprising the petroleum-based materials by subjecting the composites to microwave radiation for a time sufficient to extract the petroleum-based material. Preferably, the microwave radiation is in the range of from about 4.0 and about 12.0 GHz.

[0064] The composites are any material comprising petroleum-based materials, including, but not limited to, at least one of oil sands, oil shale, slurry oil, oil cuttings, and soil or sand contaminated with petroleum-based materials. As used herein, "composites" also includes, but is not limited to, oil wells.

[0065] In one embodiment, the composite is subjected to oneor more pre-selected microwave radiation frequencies. Preferably, the pre-selected microwave radiation frequency will be the resonating microwave frequency, i.e, the microwave radiation frequency at which the composite absorbs a maximum amount of microwave radiation. It has been determined that different composites of the present invention will absorb more or less microwave radiation, depending on the frequency of the microwave radiation applied. It has also been determined that the frequency at which maximum microwave radiation is absorbed differs by composite. By using methods known in the art, a composite of the present invention can be subjected to different frequencies of microwave radiation and the relative amounts of microwave radiation absorbed can be determined. Preferably, the microwave radiation selected is the frequency that comparatively results in the greatest amount of microwave radiation absorption. In one embodiment, microwave radiation frequency resulting in a comparative maximum absorption of microwave radiation by the composite of the present invention is in the range of from about 4.0 and about 12.0 GHz. In others, the microwave radiation frequency resulting in a comparative maximum absorption of microwave radiation by the composite of the present invention is in the range of from about7.9 and about 12.0 GHz. In yet others, the microwave radiation frequency resulting in a comparative maximum absorption of microwave radiation by the composite of the present invention is in the range of from about 7.9 and about 8.7 GHz.

[0066] The present invention also provides methods for recovery of petroleum-based materials from composites comprising those petroleum-based materials, by subjecting the composite to a sweeping range of microwave radiation frequencies for a time sufficient to extract the petroleum-based material, and wherein the range of frequencies of the microwave radiation is in the range of from about 4.0 GHz to about 12.0 GHz. The composites are any material comprising petroleum-based materials, including, but not limited to, at least one of oil sands, oil shale, slurry oil, oil cuttings and soil or sand contaminated with petroleum-based materials.

[0067] Preferably, variable frequency microwave ("VFM") is used to sweep the composites. VFM is described in U.S. Patent No. 5,321,222 to Bible, et al. and U.S. Patent No. 5,521,360 to Johnson, et al., incorporated herein by reference in their entireties. Unlike single frequency microwave radiation, VFM produces a bandwidth of microwave radiation frequencies that are applied sequentially to the composite. Consequentially, the field distribution with VFM is substantially more uniform than the field distribution of single microwave frequency radiation. The more uniform field distribution of VFM produces fewer hot spots, resulting in more uniform heating of the composite. Moreover, generally, no single frequency is applied for longer than about 25 usr, or no longer than about 20 us, or no longer than about 15us, or even no longer than about 10 us. The short duration of each applied frequency produces no build-up of charge, thus eliminating discharge, or arcing, typically observed during single frequency microwave irradiation.

[0068] In certain embodiments, the range of microwave radiation frequencies is in the range of from about 7.9 GHz to about 12.0 GHz. In still others, the range of microwave radiation frequencies is in the range of from about 7.9 GHz and 8.7 GHz. In some embodiments, range of microwave radiation frequencies is in the C-Band frequency range, the C-Band frequency range encompassing microwave frequencies in the range of from about 4.0 GHz to about 8.0 GHz. In other embodiments, the range of microwave radiation frequencies is in the X- Band frequency range, the X-band frequency range encompassing microwave frequencies in the range of from about 8.0 GHz to about 12.0 GHz.

[0069] Preferably, the sweeping of the range of microwave radiation frequencies encompasses one or more pre-selected microwave radiation frequencies in the range of from about 4.0 GHz to about 12.0 GHz. This frequency can be selected by using the methods described herein and techniques known in the art. In one embodiment, the pre-selected microwave radiation frequency is in the range of from about 7.9 and about 8.7 GHz. In other embodiments, the bandwidth of the sweeping range of microwave radiation is about 4.0 GHz. More preferably, the range of microwave frequencies with which the composition is swept, is about +/- 2 GHz of the pre-selected microwave radiation frequency. For example, if the preselected microwave radiation frequency is 7.2 GHz, the composition would be swept with the range of microwave radiation frequencies encompassing from about 5.2 to about 9.2 GHz.

[0070] Upon extraction, flammable hydrocarbon-based gases are released. To reduce the risk of ignition, it is preferred that the method be performed in an oxygen-deprived atmosphere. Preferably, the composite is exposed to less than about 12% oxygen. More preferably, the composite is exposed to less than about 8% oxygen. Even more preferably, the composite is exposed to less than about 5% oxygen.

[0071] In one embodiment, the composite is exposed to an inert gas atmosphere. Preferably, the inert gas is nitrogen, argon, or mixtures thereof.

[0072] In some embodiments, the composite is exposed to less than atmospheric pressure. Preferably, the composite is exposed to less than about 40 Torr. More preferably, the composite is exposed to less than about 20 Torn Even more preferably, the composite is exposed to less than about 5 Torr.

[0073] In one embodiment, the composite is subjected to microwave radiation sufficient to heat the petroleum-based material to its boiling point temperature. Boiling point temperatures of petroleum-based materials are known in the art. Reducing the pressure at which the composite is exposed will result in a decrease in the boiling point temperature of the petroleum-based material. Those of skill in the art will be able to determine the boiling point temperatures of petroleum-based materials at different pressures.

[00741 In some embodiments, the methods of the present invention may be used in situ to extract petroleum-based materials from composites located in the field. In other embodiments, inert gases may be flowed, in situ, onto the composites. In one embodiment, the pressure surrounding the composite may be reduced to below atmospheric pressure.

[0075] Using the methods of the present invention, oil and/or gases can be recovered from the composite.

[0076] The petroleum-based material extracted using the methods of the present invention may be refined and/or purified using techniques known in the art.

[0077] The present invention also provides for apparatuses for decomposing a composition comprising a petroleum-based material. In one embodiment, the apparatuses of the present invention comprise a microwave radiation generator, wherein the generator is capable of applying microwave radiation characterized as having at least one frequency component in the range of from about 4.0 and about 12.0 GHz, and at least one container to collect decomposed components from the composition. In one embodiment, the microwave radiation generator is capable of applying a microwave radiation frequency between about 4.0 and about 12.0 GHz.

[0078] In other embodiments, the apparatuses of the present invention comprise a microwave radiation generator, wherein the generator is capable of applying a sweeping range of frequencies of microwave radiation characterized as having at least one frequency component in the range of from about 4.0 GHz to about 12.0 GHz, and at least one container to collect decomposed components from the composition. In other embodiments, microwave radiation generator is capable of applying sweeping microwave radiation in the C-Band frequency range. In yet other embodiments, microwave radiation generator is capable of applying sweeping microwave radiation in the X-Band frequency range. In yet other embodiments, microwave radiation generator is capable of applying sweeping microwave radiation in the Ku-Band frequency range (about 12 GHz to about 18 GHz). In further embodiments, the microwave radiation generator is capable of applying sweeping microwave radiation in the range of about 5.8 GHz to about 7.0 GHz. In yet other embodiments, the microwave radiation generator is capable of applying sweeping microwave radiation in the range of about 7.9 GHz to about 8.7 GHz.

[0079] In another embodiment, the chamber is open to the outside atmospheric conditions. In other embodiments, the chamber is closed to the outside atmosphere. In yet other embodiments, the chamber has an internal pressure of less than atmospheric pressure. Preferably, the chamber is capable of operating at a pressure of less than about 40 Torr. More preferably, the chamber is capable of operating at a pressure of less than about 20 Ton. Even more preferably, the chamber is capable of operating a pressure of less than about 5 Ton.

[0080] The present invention also provides for apparatuses for extracting a petroleum- based material from a composite comprising the petroleum-based material. In one embodiment, the apparatuses of the present invention comprise a microwave radiation generator, wherein the generator is capable of applying microwave radiation characterized as having at least one frequency component in the range of from about 4.0 GHz to about 12.0 GHz, and at least one container to collect the extracted petroleum-based material. In some embodiments, the microwave radiation generator is capable of applying a microwave radiation frequency of characterized as having at least one frequency component in the range of from about 4.0 and about 12.0 GI-lz.

[0081] In other embodiments, the apparatuses of the present invention comprise a microwave radiation generator, wherein the generator is capable of applying a sweeping range of frequencies of microwave radiation characterized as having at least one frequency component in the range of from about 4.0 GHz to about 12.0 GHz, and at least one container to collect the extracted petroleum-based material. In some embodiments, the microwave radiation generator is capable of applying sweeping microwave radiation in the C-Band frequency range. In yet other embodiments, microwave radiation generator is capable of applying sweeping microwave radiation in the X-Band frequency range. In further embodiments, the microwave radiation generator is capable of applying sweeping microwave radiation in the range of about 5.8 GHz to about 7.0 GHz. In yet other embodiments, the microwave radiation generator is capable of applying sweeping microwave radiation in the range of about 7.9 GHz to about 8.7 GHz.

[0082] In some embodiments, the apparatuses of the present invention may be used in situ to extracted petroleum-based materials from composites located in the field.

[0083] In other embodiments, the apparatuses further comprise at least one chamber for holding the composite. In another embodiment, the chamber is open to the outside atmospheric conditions. In other embodiments, the chamber is closed to the outside atmosphere. In yet other embodiments, the chamber has an internal pressure of less than atmospheric pressure. Preferably, the chamber is capable of operating at a pressure of less than about 40 Torr. More preferably, the chamber is capable of operating at a pressure of less than about 20 Ton. Even more preferably, the chamber is capable of operating at a pressure of less than about 5 Torr.

[0084] In other embodiments, the apparatuses further comprise at least one chamber for holding the composition. The volume of the compositions of the present invention may reduce during decomposition. In some embodiments, the chamber may have a conveyor having a perforated bottom such that decomposed materials may fall out of the chamber once reaching a particular size, so as not to over-expose the materials to microwave radiation. The conveyor may be adapted to be oscillated.

[0085] An exemplary embodiment of the present invention is depicted in FIGS. IA- 1G. Figures 1A-1G demonstrates one apparatus wherein tire fragments are placed on a first conveyor belt that carries the tire pieces through three, differently-sized chambers of the apparatus. In a first chamber, the tire pieces are exposed to microwave radiation using the methods described herein. As the tire fragments decompose, the smaller pieces will fall through perforations in the first conveyor and drop to a second conveyor. The second conveyor is not exposed to microwave radiation in the first chamber. The second conveyor carries the pieces to a second chamber, wherein they are exposed to microwave radiation using the methods described herein. As the pieces decompose, the smaller pieces fall through the perforations in the second conveyor to a third conveyor. The perforations in the second conveyor are smaller than the perforations in the first conveyor. The third conveyor is not exposed to microwave radiation in the second chamber. The third conveyor carries the pieces to a third chamber, wherein they are exposed to microwave radiation using the methods described herein. As the pieces decompose, the smaller pieces fall through the perforations in the third conveyor to a fourth conveyor. The perforations in the third conveyor are smaller than the perforations in the second conveyor. Decomposition will be essentially complete after exposure in the third chamber and the material remaining on the fourth conveyor will be mainly steel, carbon black, and ash, which can be further processed using techniques known in the art.

[0086] FIG. 1 comprises FIGS. 1A-1F, along with inset FIG. 1G. The orientation of FIGs. IA through FIG. IF arc set forth in the inset in FIG. 1. Referring to FIGs. lA - 1G, there is provided an embodiment of the present invention directed to processing tire cuttings using microwaves to recover fuel oil. The processing equipment described herein is commercially available from one or more process equipment manufacturing companies.

[0087] FIG. IA illustrates an elevation view of the beginning section of a tire cuttings plant layout according to an aspect of the present invention. This illustration shows two tire processing lines side-by-side in a parallel configuration. Tires from automobiles and trucks are first cut into suitable chips, e.g., 4 x 4 or 5 x 5 chips (not shown). The tire chips are transported using incline belt conveyor 120 to accumulation silos 102. The tire chips are then conveyed from the accumulation silos 102 to a pre-washer screw wash section 122. Tire chips are then conveyed to a pressure washer hot water sonic washer 105. Dirt, stones, gravel and other debris is cleaned off of the tire chips to minimize contamination of the process further downstream. The tire chips are then dried using forced air dryer system 106. FIG. IB is a plan view of the beginning section of a tire cuttings plant layout corresponding to FIG. 1A. Cleaned and dried tire chips are then conveyed up another conveyor 120, as set forth in FIGs. 1C and 1D, below.

[0088] FIG. 1C is an elevation view of the midsection of the tire cuttings plant layout described here. Cleaned and dried chips are transported to accumulation silo 112, which are then transported along transport conveyor 120 to microwave room 124. The details of the microwave room 124 or further described in FIG. 1G below. In this elevation view, a dual wall tank with enclosed high high-capacity heat exchanger 118 is shown in dotted lines. This high- capacity heat exchanger receives hydrocarbon vapor produced by the microwave reactors residing within the microwave room 124. The position of the dual wall tank with enclosed high- capacity heat exchanger 118 is illustrated further in FIG. 1D.

[0089] FIG. ID is a plan view of the midsection of the tire cuttings plant layout described here. Accumulation silos 112 feed tire chips via incline belt conveyor 120 and screw feed in-feed section 117 to a series of microwave reactors within hermetically sealed reactor room 116 with filtration system and vacuum pumps. Tire chips in the screw feed in-feed section 117 are fed into a first microwave reactor 150 (see FIG. 1G) residing within the microwave room 116. The microwave room is depicted in FIG. ID containing two sets of microwave reactors side-by-side. Additional microwave reactors and additional lines can also be added. Hydrocarbon vapors generated in the microwave reactors from the irradiated tire chips are collected out of the top of each of the microwave reactors. The hydrocarbon vapors are then transported, under vacuum (e.g. at a pressure less than ambient) to heat exchanger 118. The heat exchanger is capable of further separating hydrocarbon vapors to oil and high carbon gases by cooling to a liquid or a vapor, depending on the vaporization temperature of the hydrocarbon vapors.

[0090] The microwave reactor room 116 is also depicted having refrigeration equipment 123 for maintaining constant room temperature. Processed tire chips exit the microwave reactor 154 (Fig. 1G) by a screw feed discharge section 115. Processed tire chips exit the final microwave room hot and are subsequently cooled using cooler 114. The cooled processed tire chips (below about 110°F) then enter a pregrader grinder system 113, where processed carbon containing materials are separated from metallic materials (e.g., metal tire cords). Metal materials are separated using a suitable magnetic conveyor take away system, as shown in 121 in FIGs. lE and 1F. Organic particles (e.g. carbon black) can further be shipped to bulk feed trucks equipped to handle fine particles, other packaging, as well as rail cars. The resulting organic particles are composed primarily of carbon. In some embodiments, the organic particles can be used as electronic activators, as described herein.

[0091] FIGs. 1E and 1F illustrate the magnetic conveyor take away system 121 for separating metal particles from nonmagnetic organic matter. Metal is stored in a metal storage unit 140 while nonmagnetic organic matter (e.g., carbon particles) is transported via incline belt conveyor 120 to silo and grinder 130. Carbon particles prepared according to the processes of the present invention are suitable for use as electron activators for the microwave processing of heavy residual refinery oil and other materials (e.g., residual oil from the bottom of a hydrocarbon distillation apparatus that is traditionally unable to be further processed). In one embodiment, the tire sidewalls can be separated from the tire treads. Tire treads typically have a greater amount of carbon black than the sidewalls. Accordingly, the amount of carbon black recovered from the treads is greater than that of the sidewalls. In one aspect, carbon black can be accumulated to form electron activator by processing the treads. Electron activator that can be further used in processing heavy viscous oil feedstocks. Also present is a sifter system with grinder return 111 for preparing controlled particle size carbon material. The matter in the silo and grinder 130 is transported by a pneumatic tube conveyor system 119 and auxiliary pump 136 toward sifter 132, and then to sorter 134, and finally to a super sack gantry system 138. The super sack entry system 109 is suitable for loading and unloading using forklift delivery. Also shown is electrical enclosure 108 containing control panels, a centrifugal feeder/sorter system 110 for managing fine particles.

[0092] As shown in FIGs. 1D and 1G, the microwave reactor room contains two series of three reactors each (one series is illustrated in FIG. 1G). Tire pieces enter first reactor 150 via screw feed infeed section 117. This reactor is the largest reactor of the series. 4 x 4 or 5 x 5 inch tire chips are first exposed to microwaves in the first reactor 150 by operation of the microwave antennas in the first microwave chamber 160. In this first stage, the tire pieces "pop" or explode into smaller pieces when exposed to the microwaves. The smaller pieces are separated through a mesh belt 170, and then transported onto another transportation mesh belt 172. The mesh is designed to keep the microwaves in the first reactor from getting through and over heating the tire chips. Typically, the temperature of the tire chips is maintained at about 465°F or less. The mesh size in the larger reactor will have an opening of approximately 2 inches, the mesh size in the midsized reactor is approximately 0.5 inches, and the mesh size opening for the smallest reactor is approximately 1/16".

[0093] Microwaves are generally generated outside of the microwave room and transported into the microwave room by a suitable microwave conduit, e.g. stainless steel wire. The design and interconnection of the three microwave reactors in series is provided so that the location of the tire chips in the microwave radiation zone is maintained so that the tire chips do not exceed 465°F. Initially, "popping" of the tire begins in the first reactor 150 when the temperature of the tire chips is in the range of from about 300°F to about 450°F. It has been surprisingly found that once the temperature exceeds about 450°F, the carbon black residing within the tires can be charred and overcooked and the efficiency of the process for recovering hydrocarbon fuel oils diminishes drastically. Accordingly temperature is desirably maintained below about 465°F, or even below about 550°F. Without being bound by any particular theory of operation, it appears that the tire chips pop because the reactors are under vacuum and a lot of gas within the tire chips is being released suddenly upon irradiation with microwaves.

[0094] Suitable operating pressures are the range of up to about 20 mm of mercury, or even up to about 40 mm of mercury, or even up to about 100 mm of mercury. Accordingly, tire chips processed in the first microwave reactor 150 are then transported to the second microwave reactor 152, where the processed chips are further irradiated under vacuum using microwave antennas 162. The tire chips are further reduced in size, and fall through mesh 174, and then transported to the third microwave reactor 154. In the third microwave reactor 154, the processed chips are further irradiated using microwave antenna 164. Processed chips are finally transported by a screw feed discharge section 118 and exit the microwave reactors from screw feed discharge section 166, and through airlock (not shown) and onto conveyor 156.

[0095] Each of the microwave reactors are fed with microwave conduits terminating in a suitable cone or nozzle. The first microwave reactor has more microwave nozzles 160 as it is larger than the other two microwave reactors. The second microwave reactor is shown with microwave nozzles 162, and the third microwave reactor is shown with microwave nozzles 164. Each of the microwave reactors contains vacuum lines 180 to transport the resulting hydrocarbon gases to the high-capacity heat exchanger 118 (shown in dotted lines). Also shown in the microwave room 124 are refrigeration equipment 123 to maintain the temperature of the ambient conditions in the microwave room, and support structures 158 for supporting the microwave reactors.

[0096] Suitable microwave ranges for the processing of tire chips includes using X-band microwave radiation generators (not shown) transmitted via conduit in tubes at various frequencies to each of the reactors. Microwave frequencies for tire processing varies from X-band down towards C-Band radiation. X-band is 5.2 to 10.9 GHz; C-band is 3.9 to 6.2 GHz. K-band radiation is also useful in some embodiments. K-band is 10.9 GHz to 35 GHz, which includes the sub-bands Ku (15.35 GHz to 17.25 GHz) and Ka (33.0 GHz to 36.0 GHz). Typically separate microwave antenna tubes are separated in frequency by approximately 0.2 gigahertz. In the embodiment shown in FIG. 1G, a total of approximately 36 microwave antenna tubes are transported from a microwave source (not shown) to the microwave reactors. The largest microwave reactor 150 has the greatest number of tubes, for example about 18. The second microwave reactor 152 has fewer tubes, approximately 12. The third microwave reactor 154 has the fewest number of tubes, approximately 60. Each of the tubes are capable of operating at different frequencies, which frequencies in certain preferred embodiments varies between about 7.0 and 6.4 GHz. The ends of the microwave antenna from which the microwave radiation exits into the reactor chambers are fitted with a suitable cone antenna. Each of the cone antennae emits microwave radiation at a separate frequency, which is typically about 0.2 GHz different than the others that irradiate into each of the microwave reactors. Microwaves are typically fixed in frequency but they may also be capable of being swept in a varying frequency manner, for example, by using a variable frequency microwave generator. A number of different frequency combinations are envisioned, for example each of the cone antennas may be fixed in frequency, vary in frequency, or any combination thereof. As the tire chips are irradiated, volatile hydrocarbon vapors are emitted from the tire chips and collected by vacuum tubing. Hydrocarbon vapors are then transported to a heat exchanger condenser. Highly volatile gases and vapors that are not conveniently liquefied can be separately recovered as a high BTU gas product.

[0097] The plant layout described in FIGS. 1A-1G is operated at a product speed (per line) of approximately 30 tires per minute on average. Hourly production rate is approximately 36000 pounds per hour or approximately 1300 ft.3 per hour. This is based upon a used automobile tire weight of approximately 20 pounds (9.1 kg). Or alternatively a used truck tire about 40 pounds (18.2 kg). The shredded tire chip sizes can be in the range of from about 3 to about 5 inches. Average loose density of the chips is approximately 24 pounds per cubic foot to about 33 pounds per cubic foot. Heat values generated at atmospheric pressure range from approximately 12,000 BTUs per pound to about 15,000 BTUs per pound.

[0098] FIG. 2A is an elevation view, axial direction, of a microwave reactor suitable for processing oil cuttings according to an aspect of the present invention, Oil cuttings comprise dirt, rock, water, carbon deposits, and the like, which oil cuttings are obtained during drilling operations. Drilling operations include drilling from an oil rig, drilling from a deep-sea oil platform, as well as mining of shale rock and coal deposits. During drilling, rock that is rich in hydrocarbons is typically reached prior to hitting a pocket of oil. This hydrocarbon rich rock is transported up to the surface and can comprise up to 15% oil, and even up to 25% oil. The consistency can also be similar to oil shale. Hydrocarbon rich rock can be considered hazardous waste and would need to be disposed of properly. It cannot be sent to a landfill, and accordingly it has traditionally been handled by combustion. This is particularly a problem on an oil rig in the middle of the ocean, where it may be forbidden to dump oil drillings comprising greater than 1% hydrocarbon content. Accordingly, the process of the present invention can also be used to recover hydrocarbons from drill cuttings, thereby permitting the drill cuttings to be placed back in the environment after the hydrocarbons have been substantially removed. As used herein the term "substantially removed" refers to a composition comprising less than 1% by weight hydrocarbon content. Oil drill cuttings having less than 0.01% by weight hydrocarbon has been produced using the processes described herein. Accordingly, the methods suitably provide drill cuttings that comprise less than 1 percent, or even less than 0.5 percent, or even less than 0.2 percent, or even less than 0.1 percent, or even less than 0.05 percent, or even less than 0.02 percent, or even less than 0.01 percent by weight hydrocarbons based on weight oil cuttings. Suitable oil cuttings enter into the system through in-feed grinder system 201. Oil cuttings are ground to a suitable size, then fed into the microwave reactor chamber (vacuum sealed reactor tank 216) via in feed screw 202. The vacuum sealed reactor tank 216 contains a helical mixer element 203 for mixing and stirring the ground oil cuttings. The reactor tank is typically filled to about 40% of its total volume. The microwaves irradiate the contents of the reactor via antennas that are oriented in an orbital arrangement emanating from the top of the reactor. The microwave antennas are desirably flexible and irradiate from several slides from the top the reactor towards the mixing material below. A helical mixer element is turned using a motor 210. Microwaves emanating from a cone antenna or a plurality of cone antennas (not shown) irradiate the oil cuttings with suitable microwave radiation. Hydrocarbon gases and oil vapor exit towards the top vacuum tubing towards vacuum pump and collected in a suitable heat exchanger vapor condensing unit. Hydrocarbon vapor gases produced by the process of irradiating the oil cuttings with microwaves exit via a vacuum discharge tube (not shown). Residual geologic material and unreacted carbon deposits settled towards the bottom of the reactor. The unvaporized matter is discharged from the microwave reactor 216 via screw feed discharge section 204, and exits the system via discharge system 206. Material exiting the system is suitably clean of hydrocarbons so as to be considered nonhazardous waste. For example, material exiting the reactor can be returned to the ocean after drilling, or can be returned to the land after drilling. Also shown is reactor support structure 205 for holding the components as set forth in the system.

[0099] FIG. 2B illustrates an elevation view of the microwave reactor of FIG. 2A, longitudinal direction. Oil cuttings are added to the system as in-feed via an airlock at 201, which oil cuttings are then transported to the reactor 216 via in-feed screw 202. Depicted in this diagram is conduit 214 for pulling vacuum on the airlock, and on the vacuum sealed reactor tank 216, using vacuum pumps 207. Microwave waveguides 212 are shown entering the vacuum sealed reactor tank 216. Microwaves emanating from a suitable microwave cone antenna radiates the oil cuttings within the reactor tank. A helical mixer element 203 rotates to mix the oil cuttings, convey the oil cuttings, and reflects microwaves throughout the volume of the chamber. After suitable microwave processing at a particular residence time, the reacted oil cuttings exits the reactor through screw feed discharge section 204 and exits via a suitable airlock 206 of the discharge system. Also shown is reactor support structure 205.

[0100] FIG. 2C illustrates an elevation view of the microwave device and control room suitable for generating microwaves and propagating the same through waveguides. The microwave device and control room 208 is depicted as comprising an electrical panel and a series of six individual microwave generators (222, 226, 230, 234, 238, and 242) each connected to a series of microwave antennas (220, 224, 228, 232, 236, and 240). The antennas are combined into a combined antenna conduit 212 which exits the microwave device control room 208 and leads towards the vacuum sealed reactor tank 216 as shown in FIG. 2B. Suitable microwaves for processing oil drill cuttings have frequencies in the range of about 11.2 to about 11.8 GHz, typically about 11.5 GHz. Oil shale can also be processed using the equipment and processes described herein at a microwave frequency in the range of from about 10.6 to about 11.2 GHz, and typically about 10.9 GHz. Tar sands can be appropriately processed using microwaves 4 to about 12 GHz. Tar sands can also be processed in the K-band, preferably in the Ku band. Anthracite coal deposits can also be processed in the KU band as well. A vacuum is maintained within the microwave reactor chamber using suitable vacuum and hydrocarbon vapor condensation equipment, for example at pressures less than about 100 mm of mercury, and even at pressures of less than about 40 mm of mercury, or even at pressures of less than about 20 mm of mercury. Maintaining such low operating pressures helps to keep the overall process temperatures below about 465°F or even a temperatures less than about 450°F so as to prevent overheating and efficient recovery of hydrocarbon vapors. A large proportion of the hydrocarbon vapors can be condensed into liquid fuel oil at ambient temperatures.

[0101] The system described in FIGs. 2A-2C can be suitably adapted and scaled to process oil cuttings at a throughput of up to about 2 tons per hour to even up to about 10 tons per hour. It should be readily apparent to the skilled person how to increase the size and power of the microwave reactor chamber to yield higher throughputs.

[0102] The system described in FIGs. 2A-2C can also be suitably adapted in scale to process oil shale rock. The processing of oil shale rock includes irradiating it with suitable microwaves at power sufficient to increase the temperature of the oil shale rock to within a range of from about 500°C to about 600°C. Without being bound by any theory of operation, it is believed that these processing temperatures are considerably hotter than compared to tire cuttings for the reason that more energy needs to be applied to the rocks to volatile lies the hydrocarbons. This is in contrast to softer, substantially higher concentration hydrocarbon, tires that readily absorb the microwave energy. Suitable shale rocks are broken down into small pieces after being mined For example, shale rock pieces are suitably smaller than an inch cube, even smaller than a half inch cube, or even smaller than about 3/8" cube, even smaller than about a half inch cube, or even smaller than about 1/4" cube. The hydrocarbon content of the oil shale rock typically comprises hydrocarbons comprising from about CIO to about C25, or even from about CM to about C22. Oil shale rock can contain up to about 5% by weight hydrocarbons, or even up to about 15% by weight hydrocarbons, or even up to about 25% by weight hydrocarbons. In some cases, shale rock can contain up to about 70% by weight hydrocarbons.

[0103] FIGs. 3A and 3B depicts several embodiments of the present invention for recovering petroleum-based materials and hydrocarbons from oil slurry. FIG. 3A and 3B are schematic illustrations of two embodiments of a microwave assisted system for the distillation and recovery of heavy oil bottoms, e.g., oil slurry, from a distillation plant. FIG. 3A shows the following elements of a traditional hydrocarbon distillation plant: 302 distillation tower 360 unrefined inlet into distillation tower; 304 vapor line; 306 natural gas line; 308 gas separator; 310 pump; 312 LPG line; 314 gasoline lines; 316 jet fuel (kerosene) line; and 318 inset: close-up view of the liquid vapor contact caps with an a distillation tower. This distillation system can be modified using the microwave process of the present invention as follows. An electron activator 320 is added using an electron activator pump 322 into residual oil 362. Hot residual oil line (e.g., heavy oil) 362 is pumped into the microwave reactor 330 and atomized using an atomizer 334. Microwave waveguide antenna 336 is powered from the microwave room and control system 340, which control system includes microwave generators 342 and microwave waveguides 344. The microwaves exit the waveguide antenna 336 at cone nozzles within the microwave reactor so as to radiate the atomized residual oil above the atomizer 334. Vacuum pumps 350 connected to the vacuum line 332 maintains pressure of less than about 20 mmHg, or even less than about 40 mmHg, or even less than about 100 mmHg. The irradiation of the atomized residual oil gives rise to cracking of the residual heavy oil, which in turn produces hydrocarbon vapors such as natural gas 352 and heavier hydrocarbon vapors such as diesel and heating oil 354. In the microwave reactor 330, residual oil 362 is removed from the bottom of a distillation tower 302, combined with electron activator 320 and processed by microwave after atomization. We have discovered that addition of the electron activator to the residual oil, for example about 2% by weight based on residual oil of carbon small particles, gives rise to a much faster, more efficient absorption of the microwaves to yield more efficient cracking of the residual oil. Accordingly, electron activator made using microwave processing of tire chips as described supra is useful for making electron activator. Suitable electron activator is provided as a fine powder, for example of about a hundred mesh, or finer. The electron activator may be coarser than 100 mesh, depending on the precise application and handling requirements. Without being limited by any particular theory of operation, the electron activator enhances the absorption of microwaves by the residual oil, which gives rise to faster processing and more efficient processing of the heavy oil. As a result, the electron activator, which comprises carbon powder particulates, are capable of absorbing microwave radiation. Solid particles containing residual hydrocarbons, such as electron activator, result in popping (as in popcorn) when irradiated. Without being bound by any particular theory of operation, it is believed that the popping action of the small electron activator particles within the residual oil enhances the microwave processing of the residual oil. In certain embodiments, the electron activator functions as a catalyst for effectuating the microwave cracking process.

[0104] Suitable microwave radiation frequency ranges from about 8.0 to about 8.8 GHz, or in the range of from about 8.1 GHz to about 8.7 GHz, or even in the range of from about 8.2 GHz to about 8.6 GHz, or even in the range of from about 8.3 GHz to about 8.5 GHz, or even about 8.4 GHz. The microwave reactor contains a series of microwave cone antennas that radiate the atomized residual oil with microwaves. These microwave cone antennas can each receive the same or different microwave frequencies. When the frequencies differ, they typically are separated by increments of about 0.2 GHz. Ranges of microwave frequencies are typically useful for processing the atomized residual oil in this manner. Accordingly multiple microwave antennas 344 receive microwaves generated by a plurality of microwave generators 342 provided in the microwave control system 340. Microwaves are transmitted through microwave antennas 344 to the microwave antenna conduit 336. Microwaves then enters the microwave reactor. Typically the residual oil 362 is pre-heated to a temperature of about 350°C so that it is capable of flowing under pressure and atomized. The use of microwaves has been demonstrated to effectively crack the hydrocarbon chains in the heavy residual oil. Atomization helps to increase the surface area of the residual oil and decrease particle size, thereby effectuating absorption of the microwaves and cracking of the hydrocarbon chains. The residual oil is suitably heated to temperatures sufficient that can flow under pressure and atomized. Suitable temperatures are at least about 250°C, or even at least about 300° C, or even at least about 350° C, or even at least about 400°C, or even at least about 450°C, or even at least about 500°C. The residual oil may be preheated using any of a variety of heating methods, for example convection, conduction, or irradiation, e.g. microwaves. The heavy residual oil chains crack at least several times.

[0105] Processes according to the present invention are capable of producing combustible gases. The processes according to the present invention are also capable of producing at least several different weights of oils. These oil products range from carbon content of hydrocarbon chains comprising from 14 carbons up to about 25 carbons. The starting residual oils comprise hydrocarbon chains having at least 25 carbons or even at least 28 carbons. The hydrocarbons in the residual oil do not necessarily need to be linear hydrocarbon chains, for example cyclic and branched hydrocarbons are also envisioned. Instead of atomization, hot flowing residual oil can be formed into a thin film and irradiated with microwaves, or can be ejected into a shooting stream and irradiated with microwaves, or can be broken into droplets under force of pressure and irradiated with microwaves. Similar related processes give rise to narrow dimension residual oil droplets. In certain embodiments the products of microwave radiation within the microwave reactor 330 illustrated in FIG. 3A can be recycled back to the distillation tower 302 for further processing.

[0106] FIG. 38 is a schematic of another embodiment of a microwave assisted distillation and recovery unit for heavy oil bottoms from a distillation plant. This embodiment is similar to that described in FIG. 3B, with the exception that this embodiment further includes a reboiler 348 for heating the bottoms coming from distillation tower 302 by a transfer line 370. The reboiler heats the bottoms which are distilled in vacuum tower 340. Residual oil 346 from the vacuum tower is combined with electron activator 320 using electron activator pump 322 to provide a mixture of residual oil in electron activator 362. This mixture is then atomized in microwave reactor in 330. The operation of the microwave reactor is similar to that discussed supra in FIG. 3A.

[0107] FIG. 4A illustrates an elevation view of a microwave reactor system suitable for processing shale rock, tar sands, drill cuttings, and the like. Inlet feed screw 402 is suitable for transporting shale rock and other hydrocarbon containing cuttings and the like into microwave reaction chamber 412. Helical screw mixing flights 408 arc mounted to an axle 406 which is rotated using a motor. Helical screw mixing flights mix and transport the material, such as shale rock pieces, in the microwave reaction chamber interior 404. Microwave antennas 410 enter the interior of the microwave reaction chamber 404. The material within the microwave reaction chamber interior is stirred and irradiated. Vapors are removed using a vacuum recovery system and condensing unit (not shown). Material depleted of hydrocarbon vapor is discharged through the exit discharged from feed system 416. Also shown is a support structure 414.

[0108] FIG. 4B provides a plan view of FIG. 4A, wherein the direction of the material is shown entering the microwave reaction chamber via onlet feed screw 402 mixing within the microwave reaction chamber by a helical screw mixing flights 408, and finally exiting via exit discharge screw feed system 416. FIG. 4C is an elevation view of the microwave reactor system along the axis 406, the near end being the exit discharge screw feed system section 416. FIG. 4D illustrates a suitable microwave device control room, waveguides, and vacuum pumps suitable for use with the system illustrated in FIG. 4A. FIG. 4E illustrates an optional hopper elevator for transporting material into the inlet feed section 402. FIGs. 4F and 4G illustrate three horizontal microwave reactor systems operating in parallel. FIG. 4H illustrates additional microwave generators, waveguides and vacuum pumps for operating the three horizontal microwave reactors illustrated in FIGs. 4F and 4G. The processing of hydrocarbon containing materials, such as shale rock, tar sands, drill cuttings and the like, is conducted in a vacuum environment, less than about 20 mm of mercury, or less than about 40 mm of mercury, or even about less than 100 mm of mercury. The hydrocarbon containing materials are subject to heating by the microwaves and other heating means, up to about 350°C, or even up to about 450°C, or even up to about 550°C, or even up to about 600°C. The hydrocarbon containing materials are removed from the microwave reactor chamber via a suitable vacuum plumbing system. The hydrocarbons are recovered using a suitable heat exchange or condensing system (not shown).

[0109] FIG. 5A depicts an exemplary embodiment of the present invention for extracting petroleum-based materials, carbon-based materials and hydrocarbon-based materials in situ. A probe capable of generating microwave radiation (e.g., cone, antennae or nozzle) according to the methods of the present invention can be lowered into drilled oil wells. Using the methods of the present invention, the petroleum-based materials can be vaporized and collected at surface-level and processed using techniques known in the art. FIG. 5A illustrates a schematic view of a microwave system for in situ recovery of oil from geologic deposits. A suitable geologic deposit 526 includes an oil well, a capped oil well, a shale rock deposit, a tar sand deposit, a coal deposit, and the like. This illustration depicts a vacuum recovery unit 502 (e.g., a Venturi type system) for recovering geologic hydrocarbons such as fossil fuels from a capped oil well. This system comprises casing 504 extending from the surface of the ground to the geologic carbon deposits at 526. A microwave waveguide is delivered through the casing to the geologic carbon deposit 526. A microwave antenna nozzle 510 resides at the end of the microwave waveguide 506 proximate to the geologic carbon deposit, into which microwaves radiate. On the ground surface is illustrated portable electric generator 522, portable pumping system 524, and portable microwave generation station control unit 520. Hydrocarbon vapors generated by the microwaves in the geologic carbon deposit 526 are transported under vacuum as vaporized geologic carbon deposit (e.g., oil vapor) 508 to the vacuum recovery unit on the surface ground. Capped oil wells contain hydrocarbons that can be cracked to oil, suitable for use as diesel fuel. This involves opening up capped oil wells, optionally adding electron activator into the wells (which aid in absorbing the microwaves and converting the heavy oil in the wells to hydrocarbon vapor), and irradiating the heavy hydrocarbons with microwaves. Once vaporized, the hydrocarbons are readily transported to the surface using suitable vacuum piping, or other plumbing means 528. The vacuum recovery unit 502 is also capable of fractionating the hydrocarbons into other hydrocarbon products. Oils that are difficult to recover using normal pumping means can be recovered according to the processes.

[0110] FIG. 5B depicts an apparatus of the present invention for recovering petroleum- based materials from oil shale, in situ. A probe capable of generating microwave radiation according to the methods of the present invention, can be lowered into oil shale deposits. Using the methods of the present invention, the petroleum-based materials can be vaporized and collected at surface level and processed using techniques known in the art. FIG. 5B illustrates a schematic view of a microwave system for recovering hydrocarbons below ground. In this embodiment, one or more microwave antennae are shown capable of traveling horizontally underground with respect to the ground surface. The microwave antennae are illustrated comprising one or more microwave nozzles for vaporizing hydrocarbon geological deposits in a vacuum environment. FIG. 5B illustrates two conduits (on the left portion of the figure), each containing a plurality of waveguides that terminate it into a suitable microwave nozzle or cone emitter. Suitable microwave cones emitters are commercially available. This process is adapted for recovering residual oil in capped oil wells, and can also be adapted to other geological hydrocarbon deposits such as tar sands and shale rock. If the oil well is "dry" with mainly heavy viscous hydrocarbon material remaining in the well, a microwave antenna is transported down into the oil well and the antenna-end can reside in one or more of the openings. Microwave radiation is directed towards the geologic material in the vicinity of the antenna.

[0111] Various hydrocarbon geological deposits can be processed underground using this technology at various depths. Piping for the wells can start at a diameter of about 24 inches at the surface, which diameter is progressively narrower and narrower as sections of piping are added as the depth increases. At a depth of approximately 3000 feet, a typical opening (diameter) of the piping is about 6 inches. For example oil shale deposits in the Western part of the United States are relatively shallow, i.e., near the surface. Strip mines are also relatively shallow, and other deposits may be as deep as 2000 feet or more. Previously pumped oil wells often have chambers of oil that are not readily accessible but require opening by an additional explosive or drilling operation. Certain chambers can also be opened by irradiating the sealing rock material with microwaves. In a laboratory setting, it has been discovered that oil shale pops and reduces in size when irradiated with microwaves. As the oil shale releases hydrocarbons (i.e. oil), the oil shale "pops" like popcorn. Accordingly, directionalizing microwaves within the geological chambers can give rise to breakdown of the geological formation (i.e. the rocks pop, break apart, and fall down and fill the cavity). Accordingly, the antennas can be moved around within geological formations to aid in recovering hydrocarbon material. In some embodiments microwave antennas are placed down about 5000 feet or more, and then are directionalized to travel on the order of approximately 100 yards or so horizontally.

[0112] Any type of hydrocarbon material present within the geological formation can be cracked to gas and recovered at the surface using fractionalization condensation units. For example, any carbon suitable for use as diesel fuel can be made by irradiating oil shale. Resulting diesel fuel is suitably used as Cat Diesel Engine Oil. Sometimes oil wells are drilled using directional drilling technologies. Suitable directional drilling technologies are capable of bending at a rate of a degree a foot to create an angle. Accordingly, flexible microwave antennas are suitable for use in such oils. Accordingly, the process includes uncapping a capped oil well. This can be accomplished by drilling out a concrete plug used to cap the well, if present.

[0113] The system can include a number of auxiliary equipment located on the surface of the ground. Such equipment includes, for example, well drilling equipment, vacuum pump vehicle, fuel tank vehicles, a generator vehicle, and microwave control vehicle that includes microwave generators, microwave waveguides, and associated equipment. The vacuum pump vehicle can contain a vacuum pump that is capable of applying intermittent vacuum pulse technology to raise hydrocarbon gases to the surface. The hydrocarbon gases are recovered and collected in a suitable distillation tower or fractionation tower that is fitted with heat exchanger and condensing unit. Suitable oil wells and other hydrocarbon geological deposits residing in the ground are accessed via a tube to provide a sealed system with the vacuum pump vehicle for producing the vacuum environment needed for recovering a hydrocarbon vapors. Suitable vacuums include absolute pressures of less than about 20 mm of mercury, or even less than about 40 mm of mercury, or even less than about 100 mm of mercury. The microwave control vehicle contains suitable flexible microwave waveguides and generators. Typically the end of the microwave waveguides (e.g., antennas) are fitted with a suitable microwave cone emitter (e.g., nozzle). The antennas are placed into the mahogany zone in Earth in situ and microwaves are used to radiate tar sands, or oil shale, or other hydrocarbon deposits. The microwaves cause vaporization and gasification of the otherwise viscous and solid-like hydrocarbon and carbon geological sources within the ground. One or more antenna fitted with one or more cone emitter devices can be used.

[0114] Generated hydrocarbon gases (e.g., take off gases) are transported to a suitable fractionation tower capable of separating the gas, as illustrated in FIG. 5C. Geological material such as sand and rock from which hydrocarbons have been removed remain within the geological formation. In some embodiments, an in situ microwave process is provided. Other embodiments do not require in situ microwave irradiation of the geological formation, e.g., geological material containing hydrocarbons that are mined and provided via separate feed mechanism into a suitable microwave reactor. Geological material such as sand and rock can be substantially totally gasified (i.e., depleted of hydrocarbons and carbons) according to the processes of the present invention, which geological material is then returned to the environment substantially free of hydrocarbons. Finally, fuel and other hydrocarbons recovered form the geological source can be stored in a suitable tanker vehicle and shipped for delivery, further processing, and so on. The recovered hydrocarbons may also be transported by pipeline, rail car, and the like. Optionally, the hydrocarbon vapor recovered from geological sources may be fractionalized on-site using a suitable distillation tower, as illustrated in FIG. 5A. The process of operating a distillation tower is suitably described in FIG. 5C, which illustration shows the separation of crude oil using a fractionating tower into its component products.

[0115] FIG. 6 depicts one embodiment for extracting petroleum-based materials from shale and tar sands and oil sands. The tar sands can be loaded into the top of the apparatus, which can be under reduced pressure. Using gravity and shaking, the tar sands move through the apparatus while being exposed to microwave radiation as described herein. Vaporized petroleum-based materials can be captured and collected in separate vessels and refined using methods known in the art. After the material has passed through the apparatus, it will be essentially free of petroleum-based materials. FIG. 6 provides an elevation view of a multiple microwave reactor system suitable for high volume recovery of petroleum, carbon and hydrocarbons (e.g. diesel oil) from mined material, e.g., oil shale, oil sands, coal slag, and tar sands. This system is illustrated having the following equipment: microwave waveguide 602; microwave antennas 620; vacuum gas line 604; microwave reactors 606 - a total of five connected in series; connecting pipe 608 between microwave reactors 606; top airlock 610 adjacent to in-feed of surface shale and tar sand material; airlock 612 adjacent to discharge of depleted material; baffles 614 within vertically oriented microwave reactors 606; support structure 630 to support multiple microwave reactors connected in series and adjacent to source of surface shale and/or tar sands. Mined material enters the system at airlock in-feed 610, which minimizes the amount of air entering the system. The system is also fitted with a suitable vacuum gas line 604 to maintain a vacuum environment (vacuum pumping equipment not shown) of up to about 20 mm of mercury, or even up to about 40 mm of mercury, or even up to about 100 mm of mercury. Material enters the first microwave reactors 606 adjacent to the airlock, which material is transported along baffles 614 while being irradiated with microwave radiation through microwave antennas 620 (as illustrated in the second through fourth microwave reactors 606). Microwaves irradiate, heat, and crack the hydrocarbons, which hydrocarbons exit the system via a vacuum gas line 604 (connections between the microwave reactors 606 in the vacuum gas line 604 not shown). Geological material leaves the topmost microwave reactor 606 and enters a first connecting pipe 608, which partially reacted material is transported to a second microwave reactor 606. The process is repeated and the material is subsequently transported and irradiated with microwaves as it progresses along the series of microwave reactors and connecting tubes. The processed material eventually arrives at the bottom discharge, where it exits the system through an airlock 612.

[0116] Another embodiment of an apparatus of the present invention is depicted in FIG. 7. FIG. 7 is a schematic view of a microwave reactor chamber and system for recovering fuel oil from a hydrocarbon-containing source, such as used tires. The system includes the following equipment and features: nitrogen supply 702 ; nitrogen regulator 704; nitrogen flow valve 706; nitrogen inlet 708 to microwave reactor chamber 710 ; microwave reactor chamber 710; infrared thermocouple 712 to measure average temperature over irradiated area ; nitrogen flow meter 714 for infrared thermocouple purge (low flow) ; microwave scattering reflector 716; motor 718 for microwave scattering reflector 716 ; platform 720 for holding hydrocarbon containing materials; irradiation area 722; vacuum outlet 724; vacuum gauge 726; opening 728 to microwave antennae; microwave source 730 (TVT or magnetron); temperature gauge 732; vapor transfer tube 734; condenser tube 736; cooling coil 740; oil collector 742; valve drain 744; vacuum bypass valve 746; vacuum pump 748; flow meter 750 for TWT nitrogen purge (flow); nitrogen supply lines 752; exhaust 754; exhaust gas flow meter 756; reactor chamber 758; reactor chamber door 760.

[0117] FIGs. 8A, 8B and 8C illustrate an embodiment of the present invention for incorporating a microwave processing system to process drilling cuttings on an oil drilling platform. FIG. 8A is a plan view of an exemplary oil platform incorporating a drill cuttings microwave processing unit. A suitable placement of a microwave processing unit (further illustrated in FIG. 8C) is provided . FIG. 8B illustrates an elevation view of the oil platform in FIG. 8A. FIG. 8C illustrates a vertical and horizontal configurations of the drill cuttings microwave processing unit suitable for use in the oil platform illustrated in FIG. 8A.

[0118] FIGs. 9A-9C are electron microscope photographs at 60,000 times magnification of pyrolytic carbon black material obtained according to Example 3 and using the system illustrated in FIG. 7. The production of this material is further described in Example 3, below.

[0119] FIGs. 10A-10E illustrate an additional embodiment of a system for processing materials containing hydrocarbons. Suitable materials include shale rock, drilling cuttings, tar sands, plastics, polymeric materials, recycled hydrocarbon-containing materials, refuse, residual oil, slurry oil, hydrocarbon distillation bottoms, and the like. These figures illustrate the following equipment and features: 1001 microwave tubes, amplifier and waveguides; reactor drum 1004; sealed material in-feed 1002 through reactor drum 1004; in-feed screw 1003; rotating discharge screw 1005; control panel 1006; vacuum pumps 1007; hydraulic drive transmission system 1008 for rotating reactor drum 1004; shipping container 1009; vacuum release support 1010; drum bearing seal 1012; roller bearings 1014; vacuum port 1016; microwave waveguides 1018 entering rotating reactor drum 1004; mixing flight bars 1020 for mixing materials within the rotating reactor drum 1004; bearings 1022 by which mechanism the drum slidably rotates; rotating reactor drum axel 1024 by which mechanism the reactor drum rotates through actuation with the hydraulic drive transmission center 1008.

[0120] FIG. 10A is an elevation view of a rotating drum reactor system. Material enters the in-feed 1002 via a suitable source, for example a hopper for receiving chips or chunks of material. The material then enters into the in-feed screw 1003, which meters the material into reactor drum 1004. The material is stirred and mixed using mixing flight bars 1020. The drum is rotated using the hydraulic drive system 1008. The drum reactor is maintained under vacuum by means of vacuum pumps 1007 and vacuum gas line. The reactor drum is vacuum sealed by means of a drum bearing seal 1012 as shown in the inset of FIG. 10D. Microwaves are generated at 1001 and transmitted by a waveguides 1018 into the drum reactor 1004. Hydrocarbon vapors are removed through the vacuum gas line and collected for further processing as described herein above.

[0121] FIG. 10B is a plan view of the rotating drum reactor portion depicted in FIG. 10A. The rotating drum 1004 is shown comprising a drum bearing seal 1012, which drum slidably rotates against end caps comprising ports for microwave antenna and vacuum connections. The reactor drum slides via roller bearings 1014 in the top and bottom end caps. The drum reactor 1004 resides within shipping container 1009. Screw conveyor 1003 conveys material into the drum reactor 1004. FIG. 10C is a plan view of an alternative embodiment of a rotating drum reactor system. FIG. 10D is a cross-sectional view of a drum bearing seal used in the rotating drum reactor system.

[0122] FIG. 10E is an elevation view of the rotating drum reactor portion depicted in FIG. 10A. FIG. 10E further illustrates the in-feed screw 1003 for metering the material into reactor drum 1004, which material is stirred and mixed using mixing flight bars 1020 as the drum is rotated using the hydraulic drive system 1008. The drum reactor is maintained under vacuum by means of vacuum pumps 1007 and vacuum gas line. The reactor drum is vacuum sealed by means of a drum bearing seal 1012 as shown in the inset of FIG. 10D. Microwaves are generated at 1001 and transmitted by waveguides 1018 into the drum reactor 1004. Mixing flight bars 1020 are used for mixing materials within the rotating reactor drum 1004. Bearings 1022 are used for slidably rotating the drum while maintaining the vacuum and microwave antenna connections. The reactor drum rotates by means of axel 1024 through actuation with the hydraulic drive transmission center 1008. Hydrocarbon vapors are removed through the vacuum gas line 1016 and collected for further processing as described herein above. Spent materials substantially depleted of hydrocarbons exit to discharge screw 1005.

[0123] As an example, a suitable microwave rotating reactor drum system for extracting hydrocarbons from materials such as drill cuttings and fluids can comprise the following equipment:

[0124] A suitable microwave control center includes a number of hydrocarbon specific modular microwave generators, high power amplifiers, master controller module, slave driven power modules, thermal sensors, safety 1/0 devices for vacuum, interlocks, and emergency shut down, manifold banked configuration of flexible waveguides/windows/adapter plates, thermal metrology gear microwave power measurement instruments and computer control station as per schedule.

[0125] A suitable 4'-0" diameter rotating in-feed channel drum unit with vacuum seal provisions comprises 3/8" stainless steel welded frame construction and bolt on stainless steel (replaceable) hardened steel troughs driven by a direct coupled, 5-hp NEMA-4 variable speed (VFD driven) indexing servo-motor to transfer metered product into the feed screw.

[0126] A suitable 2'-6" diameter x 12'-6" long in-feed screw assembly comprises heavy-duty stainless steel 2" square tubing frame supporting 3/8" stainless steel skins with hardened helical screw driven by a direct coupled, 2-hp NEMA-4 variable speed (VFD) servomotor to transfer metered product into the reactor vessel.

[0127] A suitable 5'-0" diameter x 3/8" horizontal seamlessly welded stainless steel and jaciceted sub-baric vessel is constructed with internal angular flight bars, (length varies depending on composition of the intended process to) with two - 24" long x 3/8" stainless steel end cap sections, hardened steel circum-centerline rack & pinion hydraulic transmission driven by a variable speed gear-head motor. Includes a maintenance access door, piping as required to heat vessel jacket, microwave antenna mountings, vacuum port, pressure/flow meters and gauges as required, power transmission is stainless steel guarded. Reactor tank and peripheral equipment is supported by heavy duty stainless steel formed structural channels and heavy duty external bearing wheels.

[0128] A suitable 2'-6" diameter x 12'-6" long discharge screw assembly comprises heavy-duty stainless steel 2" square tubing frame supporting 3/8" stainless steel skins with hardened helical screw driven by a direct coupled, 2-hp NEMA-4 variable speed (VFD) servomotor to transfer metered product into the reactor vessel.

[0129] A suitable NEMA 4 electrical motor control panel, 480v/3ph/60Hz - 24 volt control circuits controls all motors and devices, directly mounted to shipping container wall, includes Allen-Bradley PLC, touch screen diagnostics, VFD drive components, I/O racks, rigid conduit with all marine wire specs, color coded, tagged and match-marked for easy identification.

[0130] A suitable vacuum system comprises Dual to Quad (which varies according to throughput) 1.5-hp oil-lubricated, rotary vane vacuum pumps system for -20in.Hg. continuous duty operation. A vacuum release port system is mounted on the discharge screw section.

[0131] Electron activator. It has been discovered that microwave radiation in the frequency range of from about 4 GHz to about 12 GHz is useful for selectively recovering hydrocarbon materials from geological petroleum and mineral sources, as well as manufactured materials such as automobile and truck tires. It has further been found that such materials can comprise carbon particles that absorb energy when irradiated with microwave radiation. The heat from the energized carbon particles is released to the adjacent hydrocarbon materials, and when sufficient heat is released, the hydrocarbons are reduced in molecular weight, i.e., "cracked", and vaporized. Unlike the prior art, the present discovery discloses a particular range of frequencies that is efficacious for the electromagnetic stimulation and heating of carbon particles for recovering hycrocarbons, such as diesel fuel, from difficult to recover hydrocarbon sources.

[0132] Disclosed are methods for microwave treatment of difficult-to-recover hydrocarbon source materials comprising contacting the hydrocarbon source material with particles comprising carbon, and subjecting the hydrocarbon source material to microwave radiation. Also disclosed are methods for microwave treatment of hydrocarbon source material comprising contacting the hydrocarbon source material with material having a resonating frequency in the range of from about 4 GHz to about 12 GHz, and subjecting the hydrocarbon source material to microwave radiation characterized as having at least one frequency component that corresponds to the resonating frequency of the material. As used herein, carbon particles or material having a resonating frequency corresponding to the applied microwave radiation frequency are collectively referred to as "electron activator".

[0133] In preferred embodiments of the disclosed methods, the microwave radiation is one or more pre-selected microwave radiation frequencies. Preferably, the pre-selected microwave radiation frequency will be the resonating microwave frequency, i.e., the microwave radiation frequency at which the particles comprising carbon absorb a maximum amount of microwave radiation. It has been determined that different compositions of the present invention will absorb more or less microwave radiation, depending on the frequency of the microwave radiation applied. It has also been determined that the frequency at which maximum microwave radiation is absorbed differs by composition. By using methods known in the art, a composition of the present invention can be subjected to different frequencies of microwave radiation and the relative amounts of microwave radiation absorbed can be determined. Preferably, the microwave radiation selected is the frequency that comparatively results in the greatest amount of microwave radiation absorption. In one embodiment, the pre-selected microwave radiation frequency is characterized as having at least one frequency component in the range of from about 4 GHz to about 12 GHz. In other embodiments, the pre-selected microwave radiation frequency is characterized as having at least one frequency component in the range of from about 5 GHz to about 9 GHz, from about 6 GHz to about 8 GHz, or from about 6.5 GHz to about 7.5 GHz.

[0134] The particles comprising carbon are preferably carbon substances that have a resonating microwave frequency of from about 4 GHz to about 12 GHz. Many forms of carbon are known by those skilled in the art, and, while not intending to exclude other carbon types, it is contemplated that any form of carbon having a resonating microwave frequency of from about 4 GHz to about 12 GHz will be within the scope of the present invention. For example, the particles comprising carbon can comprise carbon black. Carbon black may be described as a mixture of incompletely-burned hydrocarbons, produced by the partial combustion of natural gas or fossil fuels.

[0135] Carbon blacks have chemisorbed oxygen complexes (e.g., carboxylic, quinonic, lactonic, phenolic groups and others) on their surfaces to varying degrees depending on the conditions of manufacture. These surface oxygen groups are collectively referred to as the volatile content. In preferred embodiments, the present invention uses carbon black having a moderate volatile content. The volatile content of the preferred carbon black can be composed of hydrocarbons having up to about 20 carbon atoms, or even up to about 30 carbon atoms.

[0136] The constituent parts of the electron activator preferably have characteristic dimensions in the micrometer range, although other particle or fragment sizes may also be used. Because carbon particles or particles comprising another electron activator for use in the present invention can be present in numerous configurations, and can be irregular in shape, the term

"characteristic dimensions" is used herein to describe the long axis in the case of substantially cylindrical or otherwise oblong particles, and to describe diameter in the case of substantially spherical particles, etc. In some embodiments wherein the carbon particles comprise carbon black, the particles can have characteristic dimensions of about 10 nm to about 250 gm. In other embodiments, the particles can have characteristic dimensions of about 100 nm to about 100 gm, or of about 200 nm to about 10 gm.

[0137] Preferred are electron activators having characteristic dimensions that are conducive to ready dispersion within hydrocarbon materials that are targeted for vaporization. The electron activators can be contacted with the hydrocarbon materials by directly introducing the electron activators into the hydrocarbon materials environment.

[0138] In the present systems, the electron activator particles can comprise any material that is capable of absorbing at least a portion of the transmitted microwave radiation generated by the microwave generator. In preferred embodiments the material comprises carbon. The particles comprising carbon are preferably carbon substances that have a resonating microwave frequency of from about 4 GHz to about 12 GHz. Many forms of carbon are known by those skilled in the art, and, while not intending to exclude other carbon types, it is contemplated that any form of carbon having a resonating microwave frequency of from about 4 GHz to about 12 GHz will be within the scope of the present invention. For example, the particles comprising carbon can comprise carbon black. Carbon blacks have chemisorbed oxygen complexes (e.g., carboxylic, quinonic, lactonic, phenolic groups and others) on their surfaces to varying degrees depending on the conditions of manufacture. These surface oxygen groups are collectively referred to as the volatile content. In preferred embodiments, the present invention uses carbon black having a moderate volatile content prepared by processing tire chips using microwave radiation as described herein above.

[0139] The constituent parts of the particles preferably have characteristic dimensions in the micrometer range, although other particle or fragment sizes may also be used. Because carbon particles or particles comprising another electron activator for use in the present invention can be present in numerous configurations, and can be irregular in shape, the term "characteristic dimensions" is used herein to describe the long axis in the case of substantially cylindrical or otherwise oblong particles, and to describe diameter in the case of substantially spherical particles, etc. In some embodiments wherein the carbon particles comprise carbon black, the particles can have characteristic dimensions of about 100 gm.

EXAMPLES

[0140] The following examples are provided to further describe the present invention. They are not to be construed to limit the scope of the invention described in the claims. Many of the examples make use of the apparatus substantially illustrated and described in FIG. 7.

Example 1

[0141] A chamber capable of being subjected to between 4.0 to 12.0 GHz of microwave radiation frequencies and rated to withstand reduced atmospheric pressure, was equipped with a 700 W, 5.8 to 7.0 GHz VFM microwave tube (Lambda Technologies, Morrisville, NC). The chamber was outfitted with a nitrogen gas inlet tube, a vacuum inlet tube, and an outlet tube connected to a heat exchanger and collection vessel. The chamber was also equipped with an infrared thermocouple temperature probe.

Example 2

[0142] A chamber capable of being subjected to between 4.0 to 12.0 GHz of microwave radiation frequencies and rated to withstand reduced atmospheric pressure, was equipped with a 1800 W, 7.3 to 8.7 GHz VFM microwave tube (Lambda Technologies, Morrisville, NC). The chamber was outfitted with an nitrogen gas inlet tube, a vacuum inlet tube, and an outlet tube connected to a heat exchanger and collection vessel. The chamber was also equipped with an infrared thermocouple temperature probe.

Example 3

[0143] A 20 lb automobile tire was cut into approximately 4" x 4" pieces. These pieces were washed and dried. The pieces were placed on a tray and loaded into the chamber of Example 1. Twenty psi of N2 was introduced into the chamber. The VFM microwave radiation was initiated (700 W, 5.8-7.0 GHz). When the temperature of the tire pieces reached 465 °F, the microwave radiation was halted and the tire pieces allowed to cool about 5-25 °F. Microwave radiation was resumed. This process was repeated an additional three times. Total experiment run time was approximately twelve minutes. The decomposition products were then analyzed.

[0144] This experiment produced 1.2 gallons of #4 oil (see Tables 1 and 2), 7.5 lbs of carbon black, 50 cu. ft. of combustible gases (including methane, ethane, propane, butane, and isobutene), and 2 lbs of steel. FIGS. 9A-9C depict electron microscope photographs of samples of carbon black produced using this method. FIG. 9C demonstrates that the carbon black produced by this method is comparable to commercial-grade rubber black.

Table 1: Analysis of Oil Produced by Example 3.

TEST	RESULT
Gross Heat of Combustion	18308 BTU/lb
Gross Heat of Combustion	144688 BTU/gal

Sulfur	0.931 wt. %
Kinematic Viscosity @ 122 °F	9.773 cSt
Saybolt Furol Viscosity @ 122 °F	78.9 sus
Sediment by Extraction	0.02 wt. %
Ash @ 775 °C	0.024 wt. %
Nitrogen	0.43 wt. %
Samples were tested by ITS Caleb Brett, Deer Park, TX Samples were filtered through a 100 mesh filter prior to testing.

Table 2: Analysis of Oil Produced by Example 3

TEST	RESULT
Corrected Flash Point	92 °C
Corrected Flash Point	198 °F
API Gravity 15.56 °C, 60 °F	13.7 °API
Samples were tested by ITS Caleb Brett, Deer Park, TX

Example 4

[0145] A sample of oil cuttings, oil shale, tar sands, oil sands, slurry oil, and/or a material contaminated with petroleum-based materials, is placed in the apparatus of Example 2. The pressure is reduced to 20 Torr. Microwave radiation is applied to the sample for a time sufficient to vaporize all the petroleum-based material in the sample. At 20 Torr, the petroleum- based materials vaporize between about 400 and 520 °F. The vaporized petroleum-based materials are cooled and collected in a collection vessel. The material remaining in the chamber is substantially free of petroleum-based material.

Example 5

[0146] A plastic bottle was placed in the apparatus of Example 1 and exposed to microwave radiation. The exposure to microwave radiation resulted in complete vaporization of the bottle and recovery of petroleum-based materials.

[0147] When ranges are used herein for physical properties, such as molecular weight, or chemical properties, such as chemical formulae, all combinations, and subcombinations of ranges for specific embodiments therein are intended to be included.

[0148] The disclosures of each patent, patent application, and publication cited or described in this document are hereby incorporated herein by reference, in its entirety.

[0149] Those skilled in the art will appreciate that numerous changes and modifications can be made to the preferred embodiments of the invention and that such changes and modifications can be made without departing from the spirit of the invention. It is, therefore, intended that the appended claims cover all such equivalent variations as fall within the true spirit and scope of the invention.

What is Claimed:

1.    A method for obtaining oil or a combustible gas from oil shale, comprising:

subjecting oil shale comprising shale rock and kerogen to microwave radiation for a time sufficient to at least partially decompose said kerogen,

wherein said microwave radiation comprises at least one frequency component in the range of from about 4 GHz to about 18 GHz; and

recovering oil or a combustible gas from the decomposed kerogen.

2.    The method of claim 1, wherein the oil shale is subjected to microwave radiation at a pressure of less than one atmosphere.

3.    The method of claim 2, wherein the oil or a combustible gas is recovered from the decomposed kerogen at a pressure of less than one atmosphere.

4.    A method for obtaining a carbon-based material from coal, comprising:

subjecting coal to microwave radiation for a time sufficient to at least partially decompose said coal,

wherein the temperature of said coal does not exceed about 700 °F, wherein said microwave radiation comprises at least one frequency component in the range of from about 4 GHz to about 18 GHz; and

recovering a carbon-based material from the decomposed coal.

5.    The method of claim 4, wherein the coal is subjected to microwave radiation at a pressure of less than one atmosphere.

6.    The method of claim 4, wherein the carbon-based material is recovered from the decomposed coal at a pressure of less than one atmosphere.

7.    The method of claim 4, wherein the carbon-based material is a hydrocarbon.

8.    The method of claim 7, wherein the hydrocarbon is oil or a combustible gas.

9.    A microwave system for processing coal, oil shale, or both, comprising:

an infeed airlock configured to receive coal, oil shale, or both, said infeed airlock being sealable at a pressure less than one atmosphere, wherein said infeed airlock is configured to gravity feed coal, oil shale, or both into a microwave reactor coupled to said infeed airlock;

said microwave reactor being oriented to permit gravity-driven transport therethrough of coal, oil shale, or both;

said microwave reactor further comprising a microwave antenna orientable towards said coal, oil shale, or both, to irradiate said coal, oil shale, or both while being transported through the microwave reactor;

said microwave reactor further comprising a vacuum port to receive carbon- containing fluid generated from coal, oil shale, or both being irradiated with microwave radiation characterized as having at least one frequency component in the range of from about 4 GHz to about 18 GHz;

a microwave radiation generator operatively coupled to said microwave antenna via a microwave waveguide, wherein said microwave radiation generator is capable of generating microwave radiation characterized as having at least one frequency component in the range of from about 4 GHz to about 18 GHz;

a vacuum generator operatively coupled to said vacuum port, wherein said vacuum generator is capable of generating pressure within said microwave reactor below one atmosphere;

a vessel or conduit operatively coupled to said vacuum port to receive the carbon- containing fluid; and

a discharge airlock operatively coupled to the microwave reactor to receive microwave-processed coal, microwave-processed oil shale, or both from the microwave reactor, wherein said discharge airlock is capable of discharging the microwave- processed coal, the microwave-processed oil shale, or both, from the microwave system while maintaining pressure within the microwave reactor at less than one atmosphere.

10.           Oil produced by the method of claim 1.

11.           Oil produced by the method of claim 4.

12.           A combustible gas produced by the method of claim 1.

13.           A combustible gas produced by the method of claim 4.

ABSTRACT

The present invention provides methods and systems for obtaining oil or a combustible gas from oil shale or coal, by subjecting oil shale or coal to microwave radiation for a time sufficient to at least partially decompose or extract oil, gas, or other carbon-containing materials from the oil shale and coal. The disclosed processes and systems use microwave radiation comprising at least one frequency component in the range of from about 4 GHz to about 18 GHz.

Docket No.: GDRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fonte
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

1/35

FIG. 1A

106
105
122
102
120
24'-10"
23'-10"
33'
25'-2"
57'-7"

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fonte
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

Docket No.: GERC-0041
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

2/35

105
102
106
122

FIG. 1B

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Attorney: Jeffrey H. Rosedale Phone (215) 568-3100

Docket No.: GERC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forthe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

3/35

FIG. 1C

GRINDER
114
124
118
120
112
120
24'-2"
45'-9"
61'
58'-2"
80'-10"

App No.: Na Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forthe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

Docket No.: GORC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fonte
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

4/35

113
114
123
110
112
113
114
108
116
117
118

FIG. 1D

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fonte
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

Docket No.: GRRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fontho
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

5/35

FIG. 1E

119
SUPER SACK
GANTRY SYSTEM
2000LB BAGS
138
136
134
SORTER
108
136
132
119
SIFTER
136
SILO
and
GRINDER
130
120
121
39'-6"
24'-6"
34'-6"
16'-9"
53'-2"
49'-3"

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fontho
Attorney: Jeffrey H. Rosedale Phone: (215) 568-

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventor: Frank G. Pringle; Carl Eventright; Julian Fonke
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

6/35

109
110
108
111
112
140
109
110
111
112
108

FIG. 1F

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forthe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

7/35

7/35

118
117
170
180
161
160
158
123
150
172
162
158
152
164
158
123
MICROWAVE ROOM
174
154
176
115
166
156
FLOW

FIG. 1G

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

8/35

FIG. 2A

201
202
REACTOR
209
204
206
5'-10"
205
210
14'-9"

9/35

INFEED
201
202
VACUUM PUMPS
207
214
VACUUM
GAS
216
212 MICROWAVE
WAVEGUIDES
203
206
DISCHARGE
205
204
8'-0" X 4'-2" Dia. Reactor Tank
14'-3"

FIG. 2B

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fuchs
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

10/35

MICROWAVE DEVICE &
CONTROL ROOM
208
222
226
230
234
238
242
220
224
228
232
236
240
212

FIG. 2C

11/35

Vapors 304
310
Natural Gas
306
308
Separator
LPG 312
Distillation Tower
302
Gasoline 314
Gasoline 314
Jet Fuel 316
318
Gasoline tray
rising vapours
descending liquid
gasoline
kerosene tray
rising vapours
kerosene
descending liquid
Vacuum
332
20 Torrs Vacuum
352
Natural Gas
354
Diesel/Heating Oil
Microwave Reactor
330
Atomizer
334
336
320
Electron Activator
322
342
360
Microwave Room & Control
340
344
342
Vacuum Pumps
350

FIG. 3A

Appl No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Gail Eversleigh; Julian Forbe
Attorney: Jeffrey H. Rosedale Phone: (215) 569-3100

12/35

Distillation Tower
302
304
Vapors
310
Natural Gas
306
308
Separator
312
LPG
Gasoline
314
Gasoline
316
Jet Fuel
Diesel/
Heating Oil
360
370
348
370
Gasoline tray
rising vapours
descending liquid
gasoline
kerosene
kerosene tray
rising vapours
descending liquid
318
Vacuum Tower
340
342
Diesel
344
Heating Oil
346
Resid Oil
320
Electron Activator
322
362
350
Vacuum Pumps
332
20 Torrs Vacuum
352
Natural Gas
354
Diesel/Heating Oil
Microwave Reactor
330
Atomizer
334
338
Microwave Room & Control
340
344
342

FIG. 3B

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fonte
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

13/35

App. No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL

404
410
410
402
400
406
408
70
122
412
416
414
DISCHARGE

FIG. 4A

Docket No.: [illegible]
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbes
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

14/35

INFEED
402
156
418
414
416
404
408
406

FIG. 4B

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forthe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

15/35

418
414
404
408
150

FIG. 4C

16/35

VACUUM PUMPS
VACUUM
GAS
MICROWAVE
WAVEGUIDES
MICROWAVE DEVICE &
CONTROL ROOM
101
103

FIG. 4D

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey H. Ibrahim Phone: (215) 568-3100

17/35

OPTIONAL
HOPPER
ELEVATOR

FIG. 4E

18/35

78'-1"
58'-3"

FIG. 4F

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey B. Ruscalde Phone: (215) 568-
3100

19/35

31'-3"
28'-7"
28'-7"
70'-8"

FIG. 4G

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fonte
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbes
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

20/35

8'-6"
8'-6"
MICROWAVE & CONTROL ROOM EACH REACTOR
VACUUM PUMPS
VACUUM
GAS
MICROWAVE WAVEGUIDES

FIG. 4H

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbes
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

21/35

522
Generator
502
Casing 504
Cement
Casing 504
Casing 504
Aquifer
Confining Layer
506
Cap Rock
520
Microwave
510
512

FIG. 5A

22/35

FIG. 5B

Microwave Control Vehicle
Microwave Devices
Wave Guides
Vacuum Pump Vehicle
Well Drilling Equipment
Mobile Frac Tower
Generator Vehicle
Fuel Tank Vehicles
Set up microwave process and lower the wave guides into the pipe
Seal the pipe for a closed loop vacuum process
Drill out concrete plug of pipe
Apply specific frequency pulsed microwaves to gasify hydrocarbons
Apply intermittent vacuum pulsed technology to raise the gas to the surface
Fractionalize the gas in the on-site distilling tower.
Store the fuel in tank truck

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Ponte
Attorney: Jeffrey E. Russell Phone: (215) 568-3100

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fonda
Attorney: Jeffrey H. Rosedale Phone: (215) 565-3100

23/35

FIG. 5C

Gasoline
Jet Fuel & Kerosene
Heating & Diesel Fuel
Industrial Fuel Oil
Waxes
Lubricating Oils
Greases
Petroleum Coke
Asphalts
Done at Refinery
Additional Processing
Fractioning Tower
Lighter
Crude Oil
Heavier
On Site Fractionalizing
Microwave

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

24/100

FIG. 6

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forthe
Attorney: Jeffrey R. Ramsdale Phone: (215) 568-3100

25/35

25/35

702
704
706
752
714
718
760
716
708
712
722
720
710
726
V
724
728
734
T
732
730
736
740
742
744
746
748
754
756
750

FIG. 7

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

26/35

Fig. 8C

FIG. 8A

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

27/35

Fig. 8C

FIG. 8B

28/35

HORIZONTAL CONFIGURATION
Waveguides
MICROWAVE ROOM
VERTICAL ARRANGEMENT

FIG. 8C

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fonte
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

29/35

Pyrolytic Carbon Black (1st Stage)
(Electron Microscope Photograph 60,000x magnification)

FIG. 9A

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL, SHALE, AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

30/35

Pyrolytic Carbon Black (2nd Stage)
(Electron Microscope Photograph 60,000x magnification)

FIG. 9B

Docket No.: GBRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forbe
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

31/35

Pyrolytic Carbon Black (Final)
(Electron Microscope Photograph 60,000x magnification)

FIG. 9C

32/35

FIG. 10D
TYPICAL
1012
CROSS SECTION OF
DRUM BEARING SEAL
FIG. 10A
HOPPER
1002
1001
MICROWAVE
DEVICES
WAVE-
GUIDES
Fig. 10E
SCH 'B'
1016
VACUUM PUMPS
1007
VACUUM
GAS LINE
1018
1004
1003
1020
1008
1009
CONTROL PANEL
1005
1010
9'-0"
40'
Fig. 10B

App No.: Not Yet Assigned   Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fonda
Attorney: Jeffrey H. Rosedale   Phone (216) 566-5100

33/35

FIG. 10B

1010
1016
1014
1004
1020
1012
1009
1003
SCREW CONVEYOR

App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Fortin
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

Docket No.: GDRC-0044
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Forsha
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

34/35

2'-6" Dia
TYP
DISCHARGE
1005
12'-0"
6'-4"
8'-6"
1004
1003

FIG. 10C

Docket No.: GBRC-0041
App No.: Not Yet Assigned Filed: Herewith
Title: MICROWAVE PROCESSING OF OIL SHALE AND COAL
Inventors: Frank G. Pringle; Carl Everleigh; Julian Ponke
Attorney: Jeffrey H. Rosedale Phone: (215) 568-3100

35/35

FIG. 10E

1012
1016
1022
1024
1022
Vac.
1018
1007
1003
1020
1004
1022
1022
1008
1010

Electronic Patent Application Fee Transmittal

Application Number:	
Filing Date:	
Title of Invention:	MICROWAVE PROCESSING OF OIL SHALE AND COAL
First Named Inventor/Applicant Name:	Frank G Pringle
Filer:	Jeffrey H. Rosedale/Mary Campbell
Attorney Docket Number:	GBRC-0044

Filed as Small Entity

Utility under 35 USC 111(a) Filing Fees

Description	Fee Code	Quantity	Amount	Sub-Total in USD($)
Basic Filing:				
Utility filing Fee (Electronic filing)	4011	1	82	82
Utility Search Fee	2111	1	270	270
Utility Examination Fee	2311	1	110	110
Pages:				
Claims:				
Miscellaneous-Filing:				
Petition:				
Patent-Appeals-and-Interference:

Description	Fee Code	Quantity	Amount	Sub-Total in USD($)
Post-Allowance-and-Post-Issuance:				
Extension-of-Time:				
Miscellaneous:				
			Total in USD ($)	462

Electronic Acknowledgement Receipt

EFS ID:	6194793
Application Number:	12572715
International Application Number:	
Confirmation Number:	4483
Title of Invention:	MICROWAVE PROCESSING OF OIL SHALE AND COAL
First Named Inventor/Applicant Name:	Frank G Pringle
Customer Number:	23377
Filer:	Jeffrey H. Rosedale/Mary Campbell
Filer Authorized By:	Jeffrey H. Rosedale
Attorney Docket Number:	GBRC-0044
Receipt Date:	02-OCT-2009
Filing Date:	
Time Stamp:	15:59:53
Application Type:	Utility under 35 USC 111(a)

Payment information:

Submitted with Payment	yes
Payment Type	Deposit Account
Payment was successfully received in RAM	$462
RAM confirmation Number	1984
Deposit Account	233050
Authorized User	

The Director of the USPTO is hereby authorized to charge indicated fees and credit any overpayment as follows:

Charge any Additional Fees required under 37 C.F.R. Section 1.16 (National application filing, search, and examination fees)

Charge any Additional Fees required under 37 C.F.R. Section 1.17 (Patent application and reexamination processing fees)

Charge any Additional Fees required under 37 C.F.R. Section 1.19 (Document supply fees)

Charge any Additional Fees required under 37 C.F.R. Section 1.20 (Post Issuance fees)

Charge any Additional Fees required under 37 C.F.R. Section 1.21 (Miscellaneous fees and charges)

File Listing:

Document Number	Document Description	File Name	File Size(Bytes)/ Message Digest	Multi Part /.zip	Pages (if appl.)
1	Transmittal of New Application	transcontinuationappln.PDF	1092829 [illegible]	no	2
Warnings:					
Information:					
2	Application Data Sheet	ADS.PDF	1757158 [illegible]	no	5
Warnings:					
Information:					
3	Authorization for Extension of Time all replies	PDFauthforeotallreplies.PDF	56745 [illegible]	no	1
Warnings:					
Information:					
4		PDFapplicationasfiled.PDF	309054 [illegible]	yes	39

Multipart Description/PDF files in .zip description

Document Description	Start	End
Specification	1	36
Claims	37	38
Abstract	39	39

Document Number	Document Description	File Name	File Size(Bytes)/ Message Digest	Multi Part /.zip	Pages (if appl.)
Warnings:					
Information:					
5	Drawings-other than black and white line drawings	PDFfiguresasfiled.PDF	1527073 [illegible]	no	35
Warnings:					
Information:					
6	Fee Worksheet (PTO-875)	fee-info.pdf	33258 [illegible]	no	2
Warnings:

Information:
Total Files Size (in bytes): 4776127

This Acknowledgement Receipt evidences receipt on the noted date by the USPTO of the indicated documents, characterized by the applicant, and including page counts, where applicable. It serves as evidence of receipt similar to a Post Card, as described in MPEP 503.

New Applications Under 35 U.S.C. 111
If a new application is being filed and the application includes the necessary components for a filing date (see 37 CFR 1.53(b)-(d) and MPEP 506), a Filing Receipt (37 CFR 1.54) will be issued in due course and the date shown on this Acknowledgement Receipt will establish the filing date of the application.

National Stage of an International Application under 35 U.S.C. 371
If a timely submission to enter the national stage of an international application is compliant with the conditions of 35 U.S.C. 371 and other applicable requirements a Form PCT/DO/E0/903 indicating acceptance of the application as a national stage submission under 35 U.S.C. 371 will be issued in addition to the Filing Receipt, in due course.

New International Application Filed with the USPTO as a Receiving Office
If a new international application is being filed and the international application includes the necessary components for an international filing date (see PCT Article 11 and MPEP 1810), a Notification of the International Application Number and of the International Filing Date (Form PCT/RO/105) will be issued in due course, subject to prescriptions concerning national security, and the date shown on this Acknowledgement Receipt will establish the international filing date of the application.

SCHEDULE B - EXISTING PROTOTYPE MACHINE

Microwave equipment including:
•	Five Hydrocarbon specific microwave tubes located within individual power supply units.
•	Waveguide assemblies including splitters, isolators, couplers, chokes, and windows, and antennas

Double gate airlock feed systems located on the load and unload ends of the external housing.

The processor external housing is a fabricated mild steel housing that includes removable covers on each end for maintenance. The housing also includes microwave antenna mountings, vacuum port, temperature and pressure transmitters, and a rupture disk, The processor housing is supported by a structural steel frame.

A 3 tiered belt conveyor driven by an externally mounted variable speed electric motor drive package. There is also an external drive utilized for belt vibration.

An out-feed screw assembly comprising a steel frame supporting a schedule 40 carbon steel pipe housing with a hardened helical screw driven by a direct coupled electric motor to transfer product out of the microwave processor.

NEMA 4 water resistant electrical motor control panel, 480v/3ph/60Hz - 24 volt control circuits to control all sensors, drives, motor controls, including a PLC control with touch screen HMI diagnostics. I/O racks.

Two liquid-ring vacuum pumps for 20in.hg vacuum continuous duty operation

Temperature and pressure transmitters located at the microwave processor housing and in the vacuum. A pressure switch is provided in the processor housing as a back-up to the pressure transmitter. A second temperature transmitter is provided to measure the temperature of the out-feed processed material.

The system also includes external piping, condensing loops, oil collections tanks with sight glasses and (4) gas storage tanks.